united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2013

(Unaudited)

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 451-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2013 Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2013 – Unaudited

August 2013

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2013 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of 2013 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The stock market enjoyed a relatively calm upward trajectory in the first half of 2013, posting positive returns in all but one month, with many indices reaching new record highs. Through June 30, 2013, the S&P 500 Index returned 13.8%, and the Dow Jones Industrial Average returned 15.2%. International stocks posted gains as well, but lagged the U.S. markets, as the MSCI EAFE Index returned only 4.1%. June was the only month with a negative return for U.S. stocks, as market volatility struck both stock and bond markets coinciding with a sharp increase in interest rates. This development was brought on by market fears of reduced stimulus from the Federal Reserve (the Fed), and both stock and bond markets fell in response. Bond markets have been weak so far this year, and the aggregate bond index returned -2.4% in the first half of 2013.

The U.S. economy remains in a tug-of-war between a recovery and an environment of sluggish growth and higher unemployment. Houses are selling again, the domestic energy sector is undergoing a booming revival, and the Consumer Confidence reading in June reached the highest level since January 2008. We are seeing a steady pace of new jobs created, but the labor market remains strained with the U.S. having 2.4 million fewer jobs today than when the recession began. It remains challenging to quantify how much of the economic recovery is authentic and how much has been manufactured by Fed policies. The hope of many is that the U.S. economy shifts into higher gear later this year, but questions remain as to what catalyst will serve as the driving force that sends the economy into a mode of higher, sustainable growth.

Given the unprecedented involvement of central banks across the globe and the inherent destabilizing nature of this intervention in free markets, it is our expectation that increased volatility in stock and bond markets will continue.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Timothy E. Johnson, President

JOHNSON EQUITY INCOME FUND
Performance Review – June 30, 2013 Unaudited

The Johnson Equity Income Fund gained 11.79% through the first half of 2013 compared to the S&P 500 Index return of 13.82%, and the Lipper Equity Income Index return of 13.40%. The Lipper Equity Income Index is an index consisting of the thirty largest equity income-oriented mutual funds.

Sector allocation and stock selection both meaningfully contributed to the Fund’s underperformance during the first half of the year. The Fund’s underweights in the Consumer Discretionary and Health Care sectors along with its overweight in Energy accounted for the negative impact from sector allocation. Relative to its history, the Fund continues to be positioned with a low combined weighting in the characteristically higher yielding, more defensive Consumer Staples, Telecommunication, and Utilities sectors due to their relatively unattractive valuations. Stock selection in the Energy, Consumer Staples, and Utilities sectors contributed most to the Fund’s relative underperformance. Portfolio holdings that lagged their respective sectors included Royal Dutch Shell, Williams, Schlumberger, Oneok, Nestle, and Unilever. Positive relative contributions from stock selection came primarily from the Industrials and Health Care sectors including 3M, Eaton, Norfolk Southern, Becton Dickinson, and Owens & Minor. The best performing stocks in the Fund during the period were Microsoft, Becton Dickinson, Heinz, PNC, and Cisco Systems. Four out of these five stocks remain in the Fund as of June 30, 2013, with Heinz being the lone exception as it was acquired by Berkshire Hathaway. The five worst performing stocks owned in the Fund were Apple, Oracle, Royal Dutch Shell, BHP Billiton, and Oneok.

The Fund continues to be positioned with its largest overweight in the Energy sector and has its largest underweight in the Consumer Discretion sector. As alluded to above, valuations in the traditionally more defensive, yield-oriented sectors such as Utilities, Telecommunications, and Consumer Staples sectors continue to be less attractive. We have found better value and total return potential in stocks not in the highest quintile of dividend yield, as well as in more economically sensitive sectors such as Energy, Industrials, and the Information Technology sectors. The Fund’s positioning in the more economically sensitive manufacturing and production areas of the economy is offset somewhat by its underweights in consumer cyclical, basic materials, and higher-beta financial stocks.

The Johnson Equity Income Fund’s investment objective is above average dividend income and long-term capital growth. The fund expects to achieve this by investing in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies. The Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed to have lower volatility than the Standard & Poor’s 500 Index. The Fund should have a lower valuation and standard deviation than the overall market and a higher dividend yield. The Fund has a total return focus seeking above-average dividend income plus long-term capital appreciation.

Average Annual Total Returns as of June 30, 2013
	Equity Income Fund	S&P 500 Index
Six Month	11.79%	13.82%
One Year	21.12%	20.60%
Five Years	6.74%	7.01%
Since Inception*	6.97%	5.70%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – June 30, 2013 Unaudited

For the first six months of 2013, the Johnson Growth Fund gained 8.72%, which trailed the return of 13.82% for the Standard & Poors 500 (S&P 500).

Fund positions in technology accounted for the majority of the underperformance for the first half of the year. The overweight position in technology and underperformance of stock picks in the sector detracted from performance. High growth stocks generally fared poorly, especially for companies that had earnings disappointments or lowered guidance. Overweight positions in the Energy sector detracted from performance. Underweight positions in the Consumer Staples sector also hurt performance. Solid stock picking in the Healthcare and Industrial sectors boosted performance. Stock picks in the Financial and Consumer Discretionary sectors also added positively to performance. The largest positive individual stock contributors to performance were Vertex Pharmaceuticals, PNC Bank, Celgene, Axis Capital Holdings, and Priceline. The largest negative individual stock contributors to performance were Apple, F5 Networks, CNOOC Limited, Oracle and Fortinet.

Growth stocks have continued to underperform value stocks so far in 2013, with the Russell 1000 Growth Index returning 11.80% compared to the 15.92% return of the Russell 1000 Value Index. Much of the relative weakness for growth stocks has been due to the poor performance of technology stocks, as this sector has underperformed the S&P 500 by over 0.7%.

The Fund has its largest overweight positions in the Technology, Energy, and Industrial sectors. We would expect to remain overweight in Energy and Technology given the solid growth opportunities and attractive valuations we are finding in those sectors. The largest underweight positions are in the Consumer Staples, Telecommunications and Healthcare sectors. Given the Funds quality growth objective, we would expect to remain underweight in both Consumer Staples and Utilities.

New stocks purchased in the first half of 2013 included Dover in the Industrials sector, EOG Resources in the Energy sector, Legg Mason and Marsh & McLennan in the Financial sector, Analogics and CR Bard in the Healthcare sector and Citrix Systems and Teradata in the Technology sector. Positions eliminated included CNOOC Limited, Intermune, Harmon International, Vertex Pharmaceuticals, Actavis, Chipotle Mexican Grill, Hill Rom Holdings, Verifone and Celgene.

The objective of the Johnson Growth Fund is to invest in a diversified portfolio of attractively valued, quality, growth-oriented companies that we believe can grow revenue and earnings faster than the overall market. The Fund invests primarily in mid and large-cap stocks. The Fund is suited for the growth-oriented investor who is willing to accept full market risk. We expect the Fund to have higher growth and valuation than the overall market and a lower dividend yield.

Average Annual Total Returns as of June 30, 2013
	Growth Fund	S&P 500 Index
Six Month	8.72%	13.82%
One Year	14.99%	20.60%
Five Years	1.86%	7.01%
Ten Years	5.51%	7.30%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – June 30, 2013 Unaudited

The Johnson Disciplined Mid-Cap Fund had a total net return of 17.96% in the first six months of 2013, beating the Russell Midcap Index’s 15.45% return. The U.S. stock market, including mid-cap stocks, moved to record highs as investors responded to accommodative policy from the Federal Reserve and growing confidence in the progress of the U.S. economy. A mild correction occurred late in the second quarter as higher interest rates were triggered by hints of a slight shift in Federal Reserve policy to perhaps slow the pace of quantitative easing. Even so, all ten sectors still posted positive returns for the first half of the year, led by the Consumer-oriented sectors. For the Fund, security selection accounted for the majority of the outperformance, but aggregate sector weighting decisions also added value due to an underweight position in the Basic Materials sector, which was the worst performing sector in the Russell Midcap index.

The Fund’s top contributors in the first half included two stocks that were highlighted in the last shareholder report as two of the Fund’s worst performers last year: Green Mountain Coffee Roasters., a coffee company that produces the popular Keurig and K-Cup brands, and Herbalife Ltd., a nutrition and weight loss company. Both stocks had attracted a large number of short sellers that had driven the stock lower last year. Those bearish positions were “squeezed” during the first half of this year as the bear thesis lost its fervor and the stocks began to rise, compelling the short sellers to cover their position by aggressively buying the stock. Hospital stocks such as Health Management Associates and Community Health Systems were top performers as well, as investors seemed to look ahead to better growth prospects in the face of health care reform and speculated about industry consolidation. Other top performers in the Fund included transportation-related stocks such as Delta Air Lines, Hertz Global Holdings, and FleetCor Technologies.

The Fund’s worst performance contributor during the year was SolarWinds Inc., an enterprise software company that posted disappointing 1st quarter sales results and lowered future guidance. Other notable negative contributors included disappointing retailers such as Chico’s FAS and American Eagle Outfitters.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. In our disciplined process, a greater emphasis was recently placed on factors that measure quality and valuation, and we will likely reduce the cyclicality of the portfolio in the coming months. At the current time, however, the Financials and Industrials sectors have the highest representation in the portfolio.

Average Annual Total Returns as of June 30, 2013
	Disciplined Mid-Cap Fund	Russell Mid-Cap Index
Six Month	17.96%	15.45%
One Year	31.65%	25.41%
Five Years	4.80%	8.28%
Ten Years	9.61%	10.65%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2013 Unaudited

The Johnson Realty Fund posted a rate of return of 4.62% for the half year period ending June 30, 2013 compared to a return of 5.79% for the National Association of Real Estate Investment Trust index (NAREIT Index).

REITS experienced back-to-back monthly declines to end the period. This marks the first time since 2008 that REITS are not outpacing the broader equity market. The S&P 500 posted a return of 13.82% over that same timeframe. Volatility returned to the REIT market as optimism about renewed economic growth was soon replaced by concerns over the Federal Reserve removing stimulus from the economy by tapering its open market activities. This concern caused a precipitous rise in interest rates in the second quarter of 2013. REITS have been one of the main beneficiaries of the low interest environment for two primary reasons: The first being that lower interest rates on other investment options makes the dividend yield on REITS more attractive and second, these companies remain very capital dependent and benefit from the lower interest expense. As interest rates rise, other yield investments start to gain greater appeal and the cost of capital for REITS rise. We saw this realization manifest itself in the second quarter, as REIT securities declined by nearly 3% with the S&P rising nearly 3%. REITS historically perform best in flat to declining interest rate environments, which is the environment we have seen over the past several years and this appears to be starting to reverse. Rising interest rates provide near term headwind for REITS, but can be offset somewhat by improving economic activity.

The Johnson Realty Fund experienced its largest negative contribution from our focus on higher quality names, which tend to be companies with larger market caps. The largest 50 REITS, as measured by the NAREIT Real Estate 50 index, were up 3.95% trailing the broader REIT market return by nearly 2%. Property type selection was fairly neutral as the fund was modestly overweight in Lodging, the best performing property type and slightly underweight in Healthcare, which was the second best performing property type. Our reduction of Residential REITS throughout the year proved to be additive, as that property type was one of the worst performing.

On the security selection side, overall security selection was slightly negative, again driven by the focus on owning larger position sizes in higher quality names. Our holding in American Tower declined nearly 5% off of last year’s very strong return, hurting the Fund’s performance. In addition, our holding in American Campus Communities declined 10.5% as investors became concerned about affordability of college. On the positive side, the addition of CommonWeatlh (+49%) and Strategic Hotels and Resorts (+39%) were additive to the Fund’s performance.

REITS possess lower correlation relative to other asset classes, which provides portfolio diversification benefits. The fund’s philosophy is to remain fully invested. We will continue to focus on high quality companies possessing better balance sheet which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns as of June 30, 2013
	Realty Fund	NAREIT Index
Six Month	4.62%	5.79%
One Year	7.00%	10.21%
Five Years	4.90%	7.72%
Ten Years	9.04%	10.96%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2013 Unaudited

The Johnson International Fund had a total return of 0.36% in the first six months of 2013, trailing the MSCI EAFE Index’s 4.10% return. The Fund’s allocation to emerging markets hindered performance when compared to a developed markets-only EAFE benchmark. The Fund did outperform the broader, MSCI All Country World ex-US Index, which includes the emerging countries and had a six month return of -0.04%.

Falling commodities prices and rising interest rates challenged investors in emerging markets like Brazil and China, which each fell by 13% in the first half of the year. Government policies also continued to factor prominently in country stock performance. In Japan, extraordinary monetary and economic stimulus initiatives (dubbed “Abenomics” in reference to Prime Minister Shinzo Abe) contributed to a plunging yen, and a soaring Japanese stock market, up 33%. The Fund’s two biggest return contributors in the first half were familiar Japanese companies, Toyota Motors and Sony. Conversely, China’s steep decline during this period can be partly attributable to concerns that the Chinese government has been encouraging banks to scale back lending and slow the rapid growth that has taken place in that country. The Fund’s allocation to Chinese stocks is small at less than 3% of the Fund, but China is a key growth market for many other exporting countries and is integral to global growth trends.

In terms of sector allocation, the Consumer Discretionary and Health Care sectors were the top performance contributors in the Fund, each posting double-digit returns in the first half of the year. Energy, Materials, and Utilities were all negative return sectors for the Fund. Some of the poor performers in these lagging sectors included commodity producers such as BHP Billiton Ltd., PetroChina, Rio Tinto, Sociedad Quimica y Minera de Chile SA, Ecopetrol, and Gazprom OAO, which all fell by 20% or more. Gold was particularly weak, and the Fund’s holdings of gold producers Newcrest Mining Ltd. and AngloGold Ashanti Ltd, each plunged by more than 50%.

As U.S. stock markets soared to record highs during the first half of the year, international markets gained little ground overall (Japan excluded). European markets were noticeably less volatile than they have been in recent years, but the capital flows out of emerging markets were quick and sharp in certain areas. Nevertheless, over the long run, we still expect emerging countries to increase their share of world economic output over time, and we plan to keep a meaningful exposure to companies operating in these markets which meet the characteristics of strong growth, improving profitability, and an attractive valuation. In addition, the Fund is currently overweighted in many of the stronger European countries such as Germany, Switzerland, and the Netherlands, as they stand to improve their competitive position and stock valuation as the Eurozone emerges from recession.

Average Annual Total Returns as of June 30, 2013
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
Six Month	0.36%	4.10%	-0.04%
One Year	13.31%	18.62%	13.63%
Since Inception*	11.32%	11.15%	12.10%

Asset Allocation by Country as of June 30, 2013
Japan	16.20%	Mexico	3.06%
United Kingdom	15.44%	China	2.83%
Other*	9.84%	Netherlands	2.71%
Switzerland	7.56%	Taiwan	2.56%
Germany	7.46%	Sweden	2.50%
Canada	7.13%	India	2.41%
France	5.11%	Brazil	2.18%
Australia	4.82%	Isreal	2.03%
Hong Kong	3.57%	Chile	1.74%

*	Countries in “Other” category include: Argentina, Columbia, Denmark, Italy, Philippines, Russia, Singapore, South Africa, South Korea, and Spain.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts.) The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2013 Unaudited

The Johnson Fixed Income Fund provided a total return of -2.37% for the first half of 2013 compared to a -2.44% return for the Barclays Capital Aggregate Index.

Interest rates climbed higher during the first six months of the year with much of the increase occurring from early May. Rising yields have a near-term negative impact on bond prices, which led to the negative total return in the index and Fund. Commentary from the Federal Reserve about slowing down or “tapering” their asset purchase program later this year cast doubt about the sustainability of historically low yields and drove interest rates higher. Yields rose across all maturities with the largest increases occurring in intermediate maturities. The fact that yields rose sharply is not particularly newsworthy. There have been 25 times since 2000 that yields have risen by at least 50 basis points in a single month. However, what was quite unusual is that credit yield spreads (the yield difference between corporate bonds and treasury securities) simultaneously widened during the period. Historically, during periods when rates rise, corporate bonds act defensively with yield spreads tightening over 85% of the time. Even during periods when spreads widen as yields increase, the average spread change is only 7 basis points. From early May quality credit spreads actually increased by more than 20 basis points, making this a highly unusual time period. This caused corporate bonds to perform worse than government securities.

Despite the Fund’s significant emphasis on credit securities and its slightly longer average portfolio duration, it outperformed the benchmark index. The primary reason for this was very good security selection in the corporate sector. The Fund has focused on quality securities in more stable industries that tend to have more moderate spread movements than many other corporate bonds. It has also emphasized higher coupon, premium bonds which often perform relatively well as yields rise. In addition, the Fund’s holdings in agency mortgage-backed securities performed well to further dampen the impact of rising rates.

Looking forward into the second half of the year, we expect Federal Reserve monetary policy to continue to impact the bond market. Even as the Fed “tapers” its bond buying program they will continue their aggressive easing policy and will likely not actively increase interest rates until unemployment falls substantially further or inflationary pressures significantly build. Neither is likely to occur before at least 2015. Further, with the economy growing at a moderate pace and many corporations continuing to improve their financial position, credit yield spreads appear attractive and we expect them to stabilize or contract in the months ahead. The Fund will continue to emphasize this segment of the market in order to provide a higher income yield over the benchmark, in an effort to continue providing a superior total return.

Average Annual Total Returns as of June 30, 2013
	Fixed Income Fund	Barclays Capital Aggregate Index
Six Month	-2.37%	-2.44%
One Year	-0.80%	-0.69%
Five Years	5.23%	5.19%
Ten Years	4.17%	4.52%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six Month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2013 Unaudited

The Johnson Municipal Income Fund provided a total return of -2.29% for the first six months of 2013 compared to -1.02% for the Barclays Capital 5-Year General Obligation Municipal Index.

Municipal prices fell as yields rose during the first half of the year leading to the Fund’s negative return and the Fund’s longer duration relative to its benchmark accounted for the underperformance. The Fund’s laddered maturity structure also detracted from performance with the municipal yield curve steepening as yields on longer maturity bonds increased the most. While the benchmark is comprised solely of 4-6 year maturity securities, the Fund is constructed with a laddered maturity profile with bonds primarily due within 1 to 15 years.

At the beginning of the year, the Fiscal Cliff negotiations produced a favorable outcome for municipal bonds with marginal tax rates moving up to 43.4% (inclusive of the ACA) from 35%. Meanwhile, new issue supply of municipal securities continued to be weak as it has been for the past several years with the total amount of outstanding tax exempt municipal debt essentially unchanged since 2009. However, as the economy continued to very slowly improve investors began to anticipate the ending of the Federal Reserve’s Quantitative Easing policy and worried about the potential that the Fed might raise interest rates despite assurances that such a move was unlikely before 2015. This led municipal investors, particularly overleveraged institutional investors, to sell bonds primarily in the latter half of the 2nd quarter. Even as municipal yields rose, defaults among municipalities across the country have continued their fall despite the widely anticipated Detroit bankruptcy. There have now been 13 consecutive quarters of improving year-over-year tax revenues for most municipalities as higher property values begin to benefit property tax collections. However, we continue to expect lower quality issuers primarily in a handful of states such as California, Illinois and Michigan to face financial pressure. The Fund continues to avoid such securities maintaining a strict focus on high quality municipal issuers. Over 80% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 25% of its assets in states other than Ohio.

Looking forward into the second half of the year, we expect many of the same themes to continue to drive the market. Federal Reserve monetary policy, stable overall credit metrics and supply constraints will continue to have a primary focus amongst municipal investors. Due to the recent increase in yields and the increase in value of the tax exemption, though, municipal bonds have become more attractive recently. The Federal Reserve is likely to reduce its purchases of Treasuries before the end of the year however they are unlikely to raise the Federal Funds rate for some time to come. At over 100% of Treasury rates across the curve municipal bonds trade cheaply versus other bond market alternatives from current levels. The Fund’s strong yield advantage relative to its benchmark should also aid performance in the second half of the year.

Average Annual Total Returns as of June 30, 2013
	Municipal Income Fund	Barclays 5 Year G.O. Index
Six Month	-2.29%	-1.02%
One Year	-0.46%	-0.01%
Five Years	4.16%	4.60%
Ten Years	3.19%	3.79%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six Month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2013 – Unaudited

Common Stocks	Shares	Fair Value
Air Products and Chemicals Inc.	20,650	$1,890,920
1.8% – Total For Materials		$1,890,920
3M Co.	38,295	4,187,558
Danaher Corp.	34,800	2,202,840
Dover Corp.	30,200	2,345,332
Eaton Corp.	34,650	2,280,317
Emerson Electric Co.	53,100	2,896,074
Idex	39,850	2,144,328
Norfolk Southern Corp.	28,900	2,099,585
16.8% – Total For Industrials		$18,156,034
AT&T Inc.	49,640	1,757,256
1.6% – Total For Telecommunication Services		$1,757,256
Coca Cola Co.	50,180	2,012,720
Kellogg Co.	31,800	2,042,514
Nestle SA – ADR	29,600	1,947,088
Procter & Gamble Co.	24,390	1,877,786
Unilever PLC	48,300	1,953,735
9.1% – Total For Consumer Staples		$9,833,843
Johnson Controls Inc.	63,950	2,288,771
Target Corp.	30,750	2,117,445
4.1% – Total For Consumer Discretionary		$4,406,216
Chevron Corp.	36,035	4,264,382
ConocoPhillips	51,800	3,133,900
Phillips 66	34,350	2,023,559
Royal Dutch Shell PLC, Class B ADR	46,600	3,088,182
Schlumberger Ltd.	28,400	2,035,144
Williams Companies Inc.	66,350	2,154,384
15.5% – Total For Energy		$16,699,551
Allstate Corp.	42,800	2,059,536
AON PLC	34,650	2,229,728
March & McLennan Companies Inc.	80,000	3,193,600
Everest RE Group Ltd.	16,600	2,129,116
PNC Financial Services Group Inc.	47,440	3,459,325
U.S. Bancorp	62,800	2,270,220
14.2% – Total For Financial Services		$15,341,525
Abbott Laboratories	58,000	2,023,040
C. R. Bard Inc.	31,000	3,369,080
Becton, Dickinson and Co.	21,670	2,141,646
Owens & Minor Inc. Holding Company	97,450	3,296,733
10.0% – Total For Health Care		$10,830,499

Common Stocks	Shares	Fair Value
Accenture Inc.	27,600	1,986,096
Apple Computer Inc.	5,180	2,054,025
Cisco Systems Inc.	96,600	2,350,761
Linear Technology Corp.	55,600	2,048,304
Microsoft Corp.	107,835	3,725,160
Oracle Corp.	96,400	2,960,444
Qualcomm Inc.	50,630	3,092,987
16.9% – Total For Information Technology		$18,217,777
Oneok Inc.	46,000	1,900,260
1.8% – Total For Utilities		$1,900,260
Total Common Stocks 91.8%		$99,033,881
(Identified Cost $79,961,647)
Cash Equivalents
First American Government Obligation Fund, Class Z**	8,854,890	8,854,890
Total Cash Equivalents 8.2%		$8,854,890
(Identified Cost $8,854,890)
Total Portfolio Value 100.0%		$107,888,771
(Identified Cost $88,816,537)
Liabilities in Excess of Other Assets 0.0%		$(27,170)
Total Net Assets 100.0%		$107,861,601
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of June 30, 2013 – Unaudited

Common Stocks	Shares	Fair Value
Air Products and Chemicals Inc.	10,700	$979,799
Potash Corp. of Saskatchewan Inc.	23,600	899,868
3.9% – Total For Materials		$1,879,667
3M Co.	8,870	969,934
Danaher Corp.	23,100	1,462,230
Dover Corporation	19,500	1,514,370
March & McLennan Companies Inc.	38,750	1,546,900
Eaton Corp.	16,070	1,057,567
Emerson Electric Co.	16,380	893,365
Union Pacific Corp.	6,410	988,935
17.7% – Total For Industrials		$8,433,301
CVS Corp.	16,620	950,332
Nestle SA – ADR	21,020	1,382,696
Procter & Gamble Co.	11,700	900,783
6.8% – Total For Consumer Staples		$3,233,811
Johnson Controls Inc.	26,725	956,488
Michael Kors Holdings Ltd.*	16,100	998,522
Priceline.com Inc.*	1,220	1,008,537
Walt Disney Co.	15,450	975,667
8.3% – Total For Consumer Discretionary		$3,939,214
Baker Hughes Inc.	19,110	881,544
Chevron Corp.	12,540	1,483,984
EOG Resources Inc.	6,780	892,790
Royal Dutch Shell PLC, Class B ADR	21,460	1,422,154
Schlumberger Ltd.	19,860	1,423,168
Williams Companies Inc.	25,475	827,173
14.5% – Total For Energy		$6,930,813
Allstate Corp.	20,600	991,272
AON PLC	16,400	1,055,340
Axis Capital Holdings Ltd.	22,450	1,027,761
Legg Mason Inc.	29,400	911,694
PNC Financial Services Group Inc.	20,900	1,524,028
11.5% – Total For Financial Services		$5,510,095
Analogic Corp.	11,650	848,470
C. R. Bard Inc.	9,475	1,029,743
Express Scripts Inc.*	16,750	1,034,145
Mednax Inc.*	17,000	1,556,860
9.4% – Total For Health Care		$4,469,218
Apple Computer Inc.	4,500	1,784,385
Autodesk Inc.*	25,740	873,616
Citrix Systems Inc.*	7,725	466,281

Common Stocks	Shares	Fair Value
Cognizant Technologies Solutions Corp.*	7,950	497,988
EMC Corp.*	60,640	1,432,317
F5 Networks Inc.*	12,250	842,800
Fortinet Inc.*	51,500	901,250
Google Inc.*	1,160	1,021,229
Microsoft Corp.	28,100	970,714
Oracle Corp.	43,400	1,332,814
Qualcomm Inc.	23,000	1,405,070
Teradata Corp.*	9,000	452,070
25.1% – Total For Information Technology		$11,980,534
Oneok Inc.	21,150	873,707
1.8% – Total For Utilities		$873,707
Total Common Stocks 99.0%		$47,250,360
(Identified Cost $40,224,421)
Cash Equivalents
First American Government Obligation Fund, Class Z**	441,443	441,443
Total Cash Equivalents 0.9%		$441,443
(Identified Cost $441,443)
Total Portfolio Value 99.9%		$47,691,803
(Identified Cost $40,665,864)
Other Assets in Excess of Liabilities 0.1%		$26,390
Total Net Assets 100.0%		$47,718,193
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2013 – Unaudited

Common Stocks	Shares	Fair Value
Huntsman Corp.	16,700	$276,552
Valspar Corp.	3,800	245,746
Westlake Chemical Corp.	3,000	289,230
2.1% – Total For Materials		$811,528
Aecom Technology Corp.*	11,500	365,585
Agco Corp.*	6,800	341,292
Alliant Techsystems Inc.	3,600	296,388
Carlisle Corp.	4,100	255,471
Chicago Bridge & Iron	4,700	280,402
Copa Holdings SA	2,200	288,464
Delta Airlines Inc.*	24,900	465,879
Dun & Bradstreet Corp.	2,800	272,860
Flowserve Corp.	4,800	259,248
Hertz Global Holdings Inc.*	18,700	463,760
J B Hunt Transport Services Inc.	3,800	274,512
KBR Inc.	7,600	247,000
Kennametal Inc.	8,200	318,406
Lennox International	4,800	309,792
Lincoln Electric	4,600	263,442
Manitowoc Company Inc.	17,300	309,843
Oshkosh Truck Corp.*	10,300	391,091
Southwest Airlines	22,300	287,447
Timken Co.	4,700	264,516
Trinity Industries	7,900	303,676
Triumph Group Inc.	3,300	261,195
United Rentals Inc.*	6,000	299,460
Valmont Industries Inc.	1,600	228,944
18.5% – Total For Industrials		$7,048,673
T-Mobile US Inc.*	11,200	277,872
0.7% – Total For Telecommunication		$277,872
Energizer Holdings, Inc.	2,700	271,377
General Nutrition Inc.	5,600	247,576
Herbalife Ltd.	13,500	609,390
Ingredion Inc.	3,600	236,232
Kroger Company	8,100	279,774
Nu Skin Enterprises	5,000	305,600
Smithfield Foods Inc.*	10,300	337,325
Tyson Foods Inc.	12,000	308,160
6.8% – Total For Consumer Staples		$2,595,434
American Eagle Outfitters	10,600	193,556
Autozone, Inc.*	700	296,583
Carter's*	4,200	311,094
Chico's FAS Inc.	19,400	330,964

Common Stocks	Shares	Fair Value
Cinemark Holdings Inc.	9,400	262,448
Dillard's Inc.	3,100	254,107
DSW Inc.	3,700	271,839
Expedia Inc.	4,300	258,645
Foot Locker Inc.	13,800	484,794
Gentex Corp.	11,800	271,990
Hanesbrand Inc.*	5,800	298,236
Jarden Corp.*	5,900	258,125
LKQ Corp.*	15,800	406,850
Mattel Inc.	5,900	267,329
Michael Kors Holdings Ltd.*	4,300	266,686
Petsmart Inc.	4,800	321,552
Phillips – Van Heusen	2,100	262,605
Pulte Homes Inc.*	22,700	430,619
Signet Jewelers Ltd.	4,200	283,206
Snap-on Tools Corp.	3,100	277,078
Starwood Hotels & Resorts Worldwide Inc.	4,100	259,079
Thor Industries Inc.	6,100	299,998
Tractor Supply Co.	2,400	282,115
Ulta Salon Cosmetics & Fragrance Inc.*	2,900	290,348
VF Corp.	1,500	289,590
19.5% – Total For Consumer Discretionary		$7,429,436
Atwood Oceanics*	6,600	343,530
Helmerich & Payne Inc.	4,400	274,780
HollyFrontier Corp.	7,600	325,128
Marathon Petroleum Corp.*	3,200	227,392
Oceaneering International Inc.	4,400	317,680
Patterson-UTI Energy Inc.	11,300	218,711
RPC Inc.	17,100	236,151
Superior Energy Services Inc.*	11,400	295,716
Tesoro Petroleum Corp.	4,300	224,976
Tidewater Inc.	5,100	290,547
Valero Energy Corp.	16,000	556,320
8.7% – Total For Energy		$3,310,931
Allied World Assurance Company Holdings Inc.	2,600	237,926
American National Insurance Co.	3,000	298,410
Aspen Insurance Holdings Ltd.	7,600	281,884
Assurant Inc.	6,000	305,460
Assured Guaranty Ltd.	13,400	295,604
Axis Capital Holdings Ltd.	6,500	297,570
City National Corp.	4,500	285,165

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Common Stocks	Shares	Fair Value
CNA National Corp.	7,400	241,388
CoreLogic Inc.*	9,500	220,115
Federated Investors Inc.	11,200	306,992
Fidelity National Financial Inc.	11,500	273,815
Genworth Financial*	24,900	284,109
Hartford Financial Services Group, Inc.	9,100	281,372
HCC Insurance Holdings, Inc.	6,300	271,593
Huntington Bancshares Inc.	35,100	276,237
Invesco Ltd.	8,300	263,940
Leucadia National Corp.	13,122	344,059
Lincoln National Corp.	7,900	288,113
PartnerRe Ltd.	2,800	253,568
Principal Financial Group Inc.	7,700	288,365
Reinsurance Group of America	4,500	310,995
Suntrust Banks Inc.	8,300	262,031
Synovus Financial Corp.	100,000	292,000
UnumProvident Corp.	9,100	267,267
Validus Holdings Ltd.	6,500	234,780
Washington Federal Inc.	13,900	262,432
XL Group Plc.	8,800	266,816
Zions Bancorp	11,100	321,012
20.5% – Total For Financial Services		$7,813,018
Cigna Corp.	4,100	297,209
Community Health Systems Inc.*	9,300	435,984
HCA – The Health Care Co.*	7,500	270,450
Health Management Associates Inc.*	28,800	452,736
Omnicare Inc.	7,100	338,741
United Therapeutics Corp.*	5,300	348,846
Universal Health Services Inc.	4,000	267,840
VCA Antech Inc.*	10,600	276,554
Warner Chilcott PLC – ADR	20,400	406,144
8.1% – Total For Health Care		$3,094,504
Booz Allen Hamilton Holding Corp.	16,300	283,294
Brocade Communications Systems Inc.*	59,300	341,568
Fleetcore Technologies Inc.*	4,500	365,850
Flir Systems	9,800	264,306
IAC/InterActive Corp.	5,800	275,964
Jabil Circuit Inc.	28,400	578,792
KLA-Tencor Corp.	4,700	261,931
LAM Research Corp.*	5,700	252,738
Netsuite Inc.*	4,000	366,960

Common Stocks	Shares	Fair Value
Neustar Inc.*	6,400	311,552
Silicon Laboratories*	5,700	236,037
Solarwinds Inc.*	4,800	186,288
Teradyne*	16,400	288,148
Western Digital Corp.	5,900	366,331
11.6% – Total For Information Technology		$4,379,759
UGI Corp.	7,200	281,592
0.7% – Total For Utilities		$281,592
Total Common Stocks 97.2%		$37,042,747
(Identified Cost $30,009,296)
Real Estate Investment Trusts (REITs)
Retail Properties of America	19,900	284,172
Senior Housing Properties Trust	10,200	264,486
Ventas Inc.	4,700	326,462
Total REITs 2.3%		$875,120
(Identified Cost $663,199)
Cash Equivalents
First American Government Obligation Fund, Class Z**	196,819	196,819
Total Cash Equivalents 0.5%		$196,819
(Identified Cost $196,819)
Total Portfolio Value 100.0%		$38,114,686
(Identified Cost $30,869,314)
Other Assets in Excess of Liabilities 0.0%		$13,358
Total Net Assets 100.0%		$38,128,044
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2013 – Unaudited

Common Stock	Shares	Fair Value
Acadia Realty Trust	1,650	$40,739
Dupont Fabros Technology Inc. REIT	1,800	43,470
0.8% – Total For Financials		$84,209
Total Common Stock 0.8%		$84,209
(Identified Cost $87,017)
Real Estate Investment Trusts (REITs)
American Campus Communities Inc.	2,000	81,320
Apartment Investment & Management Co.	2,624	78,825
Avalonbay Communities Inc.	2,209	298,016
BRE Properties Inc.	1,500	75,030
Colonial Property Trust	1,750	42,210
Camden Property Trust	2,000	138,280
Equity LifeStyle Properties Inc.	750	58,942
Equity Residential	6,500	377,390
Essex Property Trust Inc.	720	114,422
Home Properties Inc.	1,100	71,907
Mid-America Apartment Communities Inc.	1,000	67,770
Post Properties Inc.	1,400	69,286
Senior Housing Properties Trust	3,500	90,755
UDR Inc.	5,307	135,275
15.8% – Total For Residential		$1,699,428
American Tower Corp.	7,800	570,726
Brandywine Realty Trust	3,000	40,560
Douglas Emmett Inc.	2,500	62,375
Lexington Realty Trust	3,500	40,880
National Retail Properties Inc.	2,250	77,400
Public Storage	3,200	490,656
PS Business Parks Inc.	500	36,085
Retail Properties of America	5,000	71,400
Vornado Realty Trust	4,061	336,454
16.1% – Total For Diversified		$1,726,536
HCP Inc.	8,600	390,785
Health Care REIT Inc.	4,950	331,798
Healthcare Realty Trust Inc.	1,500	38,250
LTC Properties Inc.	650	25,383
Medical Properties Trust Inc.	2,800	40,096
Omega Healthcare Investors Inc.	2,000	62,040
Universal Health Realty Income Trust	300	12,939
Ventas Inc.	5,300	368,138
11.8% – Total For Health Care Facilities		$1,269,429

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Diamondrock Hospitality Co.	4,000	37,280
Host Hotels & Resorts Inc.	14,954	252,274
LaSalle Hotel Properties	3,000	74,100
RL Lodging Trust	2,500	56,225
Ryman Hospitality Properties	1,000	39,010
Strategic Hotels and Resorts Inc.*	5,000	44,300
Sunstone Hotel Investors Inc.*	3,000	36,240
5.0% – Total For Hotels/Motels		$539,429
Alexandria Real Estate Equities Inc.	1,500	98,580
Boston Properties Inc.	3,120	329,066
Commonwealth REIT	1,700	39,304
Corporate Office Properties Trust	2,000	51,000
Piedmont Office Realty Trust Inc.	3,500	62,580
Digital Realty Trust, Inc.	2,300	140,300
Duke Realty Corp.	5,000	77,950
Highwoods Properties Inc.	1,700	60,537
Kilroy Realty Corp.	1,545	81,900
Liberty Property Trust	2,661	98,351
Mack-Cali Realty Corp.	2,500	61,225
10.3% – Total For Office		$1,100,793
BioMed Realty Trust Inc.	4,000	80,920
CubeSmart	2,500	39,950
DCT Industrial Trust Inc.	5,500	39,325
Eastgroup Properties	600	33,762
Extra Space Storage Inc.	2,000	83,860
Prologis Inc.	10,052	379,161
Sovran Self Storage Inc.	600	38,874
6.5% – Total For Industrial		$695,852
Alexander's Inc.	100	29,371
CBL & Associates Properties Inc.	3,194	68,415
DDR Corp.	7,055	117,466
EPR Properties	1,000	50,270
Equity One Inc.	3,000	67,890
Federal Realty Investment Trust	1,250	129,600
General Growth Partners Inc.	18,500	367,596
Blimsher Realty Trust	2,900	31,668
Hospitality Property Trust	4,000	105,120
Kimco Realty Corp.	8,567	183,591
Macerich Co.	2,592	158,034
Realty Income Corp.	3,319	139,132
Regency Centers Corp.	2,075	105,431
Simon Property Group Inc.	5,854	924,464
SL Green Realty Corp.	2,000	176,380

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Tanger Factory Outlet Centers Inc.	2,000	66,920
Taubman Centers Inc.	1,300	97,695
Washington Real Estate Investment Trust	1,500	40,365
Weingarten Realty Investors	2,500	76,925
27.3% – Total For Retail		$2,936,333
Plum Creek Timber Co., Inc.	3,800	177,346
Rayonier Inc.	2,500	138,475
Weyerhaueser Co.	11,300	321,937
5.9% – Total For Timber		$637,758
Total REITs 98.7%		$10,605,558
(Identified Cost $6,857,610)
Cash Equivalents
First American Government Obligation Fund, Class Z**	30,685	30,685
Total Cash Equivalents 0.3%		$30,685
(Identified Cost $30,685)
Total Portfolio Value 99.8%		$10,720,452
(Identified Cost $6,975,312)
Other Assets in Excess of Liabilities 0.2%		$18,426
Total Net Assets 100.0%		$10,738,878
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2013 – Unaudited

Common Stocks	Shares	Fair Value
Agrium Inc.	1,400	$121,744
Air Liquide SA ADR	3,434	84,991
Anglo American PLC ADR	2,870	27,664
Anglogold Ltd.	3,900	55,770
Asahi Kasei Corp.	6,100	80,611
BASF SE ADR	750	67,117
BHP Billiton Ltd. ADR	2,550	147,033
BHP Billiton PLC ADR	1,010	51,783
Cemex SA De C.V. ADR*	9,002	95,241
Newcrest Mining Ltd. ADR	5,000	47,350
Nippon Steel and Sumitomo Metal Corp. ADR*	3,530	96,157
Norilsk Nickel	2,315	33,267
Potash Corp. of Saskatchewan Inc.	1,710	65,202
Rio Tinto PLC ADR	1,140	46,831
Sociedad Quimica	1,640	66,256
Syngenta AG ADR	1,000	77,860
Vale SA	5,100	67,065
8.6% – Total For Materials		$1,231,942
Abb Ltd. ADR	2,900	62,814
Atlas Copco AB	2,700	65,529
BAE Systems PLC ADR	5,140	121,201
Bunzl PLC	800	78,176
Canadian National Railway Co.	1,640	159,523
Canadian Pacific Ltd. Corp.	800	97,104
Itochu Corp ADR	3,000	69,780
Keppel Corp. Ltd. ADR	4,620	76,230
Komatsu Ltd. ADR	2,660	61,685
Koninklijke Philips El-Ny Shares	3,557	96,715
Mitsubishi Corp.	2,570	88,562
Mitsui & Co. Ltd. ADR	310	78,253
Schneider Elect SA ADR	5,200	75,088
Sensata Technologies Holding NV*	2,100	73,290
Siemens AG ADR	900	91,179
Tata Motor Ltd.	4,100	96,104
Volvo AB ADR	6,330	84,505
10.4% – Total For Industrials		$1,475,738
America Movil, Series L ADR	4,460	97,005
BT Group PLC	1,600	75,184
China Mobile (Hong Kong) Ltd.	2,860	148,062
Chunghwa Telecom Co. Ltd.	2,440	78,348
Deutsche Telekom AG	5,950	69,377
France Telecom SA ADR	5,896	55,717

Common Stocks	Shares	Fair Value
KDDI Corp.	11,400	147,801
Millicom International Cellular SA	600	43,404
MTN Group Ltd. ADR	2,390	44,358
Nippon Telegraph & Telephone Corp. ADR	2,850	74,129
Phillipine Long Distance Telephone Co. ADR	1,000	67,860
SK Telecom Co., Ltd.	6,100	124,013
Telefonica Brasil ADR	4,371	99,746
Telefonica SA ADR	4,849	62,116
Vivendi	3,504	66,226
Vodafone Group PLC ADR	5,000	143,725
9.8% – Total For Telecommunication Services		$1,397,071
AEON Co. Ltd.	7,900	104,280
Carrefour SA	12,155	66,002
Coca-Cola Amatil Ltd. ADR	2,380	55,502
Coca-Cola Enterprises FEMSA SA ADR	650	91,189
Danone Sponsored ADR	6,073	91,095
Koninklijke Ahold NV ADR	5,300	78,917
L'Oreal ADR	2,120	69,642
Nestle SA ADR	4,140	272,329
Reckitt Benckiser Group PLC	6,800	97,002
Tesco PLC ADR	3,440	52,460
Unilever NV (Netherlands)	1,360	53,462
Unilever PLC	5,730	231,779
Wal-Mart De Mexico SA ADR	4,000	112,000
9.7% – Total For Consumer Staples		$1,375,659
Adidas AG ADR	2,000	108,280
Arcos Dorados Holdings Inc.	4,800	56,064
Carnival PLC ADR	2,160	75,730
Daimler AG	1,950	117,673
Hennes & Mauritz AB ADR	14,300	93,379
Honda Motor Co. Ltd. ADR	1,940	72,265
Magna International Inc.	2,500	178,050
Marks & Spencer Group PLC	5,000	65,450
Naspers Ltd.	1,300	95,771
Sony Corp. ADR	5,730	121,419
Toyota Motor Corp. ADR	2,510	302,857
Volkswagen AG ADR	1,720	67,046
9.5% – Total For Consumer Discretionary		$1,353,984
BG Group PLC ADR	3,350	56,816
BP PLC ADR	2,270	94,750

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Common Stocks	Shares	Fair Value
CNOOC Ltd.	360	60,293
Ecopetrol SA ADR	1,750	73,605
Eni S.P.A. ADR	1,770	72,641
Gazprom Oao ADR	5,660	37,186
Pacific Drilling SA*	6,400	62,592
Petrochina Ltd. ADR	1,400	154,938
Petroleo Brasileiro ADR	2,420	32,452
Royal Dutch Shell PLC, Class B ADR	4,200	278,334
Statoil ASA	5,200	107,588
Suncor Energy Inc.	2,100	61,929
Total SA ADR	2,900	141,230
8.7% – Total For Energy		$1,234,354
Allianz AG	5,400	78,894
Australia and New Zealand Banking Group Ltd.	3,440	89,870
Banco Bradesco ADR	5,149	66,988
Banco De Chile	909	79,156
Bank of Montreal	1,240	71,957
Bank of Nova Scotia	1,070	57,298
Grupo Financiero Santander*	4,300	61,103
Barclays PLC ADR	6,350	108,712
BNP Paribas ADR	3,390	93,293
Cheung Kong Holdings Ltd. ADR	5,050	67,822
Credit Suisse Group ADR	3,666	97,002
Deutsche Boerse AG	8,100	52,933
HDFC Bank Ltd. ADR	2,700	97,848
HSBC Holdings PLC ADR	3,427	177,861
Icici Bank Ltd. ADR	1,760	67,320
Industrial and Commercial Bank of China Ltd.	16,050	199,502
Itau Unibanco Holding SA ADR	5,830	75,324
KB Financial Group Inc. ADR*	2,400	71,112
Macquarie Group Ltd. ADR	2,000	76,480
Manulife Financial Corp.	4,420	70,808
Mitsubishi Estate Co. Ltd. ADR	4,000	106,840
Mitsubishi UFJ Financial Group Inc. ADR	26,500	164,565
National Australia Bank Ltd. ADR	6,040	163,533
ORIX Corp. ADR	1,750	119,577
Prudential PLC ADR	3,900	127,608
Royal Bank of Canada	920	53,645
Banco Santander, SA	7,741	50,084
Sumitomo Corp. ADR	12,080	151,483

Common Stocks	Shares	Fair Value
Sumitomo Mitsui Financial Group Inc.	18,500	170,570
Sun Hung Kai Properties Ltd. ADR	5,450	70,305
Tokio Marine Holdings Inc. ADR	3,660	116,278
Toronto Dominion Bank	900	72,333
United Overseas Bank Ltd. ADR	2,455	77,185
Westpac Banking Corp. Ltd. ADR	650	85,728
Zurich Insurance Group ADR	3,240	84,370
23.7% – Total For Financial Services		$3,375,387
Astellas Pharma Inc. ADR	5,200	70,304
Astrazeneca PLC ADR	2,700	127,710
Bayer AG ADR	1,900	202,673
Dr. Reddy's Laboratories Ltd.	2,240	84,717
Fresenius Medical Care ADR	1,800	63,486
Novartis AG ADR	2,480	175,361
Novo Nordisk ADR	450	69,736
Roche Holdings Ltd. ADR	3,760	232,612
Shire PLC ADR	1,120	106,523
Takeda Pharmaceutical Co. Ltd.	3,320	74,966
Teva Pharmaceuticals	3,770	147,784
9.5% – Total For Health Care		$1,355,872
ASML Holding NV	1,163	92,005
Baidu.Com*	600	56,761
Check Point Software Technologies Ltd.*	1,720	85,450
Lenova Group Ltd.*	3,600	65,124
Ericsson	8,050	90,804
Mercadolibre Inc.	710	76,510
Radware Ltd.*	4,000	55,160
SAP AG	1,450	105,604
Siliconware Precision Industries Co. ADR	13,300	83,391
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,900	144,728
United Microelectronics ADR	24,230	56,456
6.4% – Total For Information Technology		$911,993
E.On AG ADR	3,140	51,747
Electricite de France	14,200	65,036
Enel Spa ADR	11,800	36,462
Enersis SA ADR	6,630	108,467
Iberdrola SA ADR	3,578	72,920
2.4% – Total For Utilities		$334,632
Total Common Stocks 98.7%		$14,046,632
(Identified Cost $12,467,321)

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Common Stocks	Shares	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**	153,616	153,616
Total Cash Equivalents 1.1%		$153,616
(Identified Cost $153,616)
Total Portfolio Value 99.8%		$14,200,248
(Identified Cost $12,620,937)
Other Assets in Excess of Liabilities 0.2%		$24,321
Total Net Assets 100.0%		$14,224,569
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2013 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
Corporate Bonds:
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	2,955,000	$3,240,533
Axis Specialty Finance, 5.875% Due 06/01/2020	1,245,000	1,380,867
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	630,000	634,656
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,030,000	1,124,680
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,727,000	1,919,631
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,636,555
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,270,000	1,436,468
ERP Operating LP Senior Unsecured Notes, 7.125% Due 10/15/2017	385,000	446,474
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	2,319,000	2,497,268
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	245,000	268,488
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/2021	1,500,000	1,585,546
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,284,620
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	2,660,000	2,959,420
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	997,751
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,075,000	3,317,516
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	1,514,000	1,810,938
Northern Trust Co. Subordinated Notes, 5.850% Due 11/09/2017*	1,000,000	1,139,107
PNC Funding Corp. Bank Guarantee Notes, 5.250% Due 11/15/2015	1,267,000	1,379,610
PNC Funding Corp. Bank Guarantee Notes, 5.625% Due 02/01/2017	870,000	966,017
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	3,341,474

Fixed Income Securities – Bonds	Face	Fair Value
Prudential Financial Corp. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	117,709
Wells Fargo & Company Subordinated Notes, 3.450% Due 02/13/2023	4,495,000	4,292,882
18.5% – Total For Corporate Bonds: Bank and Finance		$38,778,210
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,156,608
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	2,780,000	2,788,006
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	897,166
Eaton Corp. Senior Unsecured Notes 144A, 2.750% Due 11/02/2022*	1,000,000	935,519
Enterprise Products Senior Unsecured Notes, 4.050% Due 12/15/2022	2,500,000	2,555,033
General Electric Capital Corp. Senior Unsecured Notes, 3.150% Due 09/07/2022	2,000,000	1,889,842
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	3,000,000	3,175,860
General Mills Inc. Senior Unsecured Notes, 5.700% Due 02/15/2017	1,500,000	1,698,695
IBM Corp. Senior Unsecured Notes, 7.625% Due 10/15/2018	2,260,000	2,878,939
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	3,495,000	3,838,426
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	3,415,000	3,701,184
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,769,000
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,000,000	1,183,680
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/2019	2,070,000	2,385,393
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	108,000	138,485
Procter & Gamble Co. Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	2,965,795

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
United Technologies Corp. Senior Notes, 5.375% Due 12/15/2017	1,340,000	1,538,544
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	5,501,704
Williams Partners LP Senior UnsecuredNotes, 3.800% Due 02/15/2015	2,375,000	2,328,837
20.7% – Total For Corporate Bonds: Industrial		$43,326,716
AT&T Inc. Senior Unsecured Notes, 1.400% Due 12/01/2017	2,540,000	2,469,368
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,715,634
Georgia Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	1,000,000	1,102,161
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,342,495
Mid American Holdings Senior Unsecured Notes, 5.750% Due 04/01/2018	2,000,000	2,321,792
Mississippi Power Co. Senior Unsecured Notes, 2.350% Due 10/15/2016	350,000	362,983
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,393,916
National Rural Utilities Collateral Trust, 5.450% Due 04/10/2017	1,810,000	2,051,253
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	2,511,000	2,795,029
Verizon Communications Senior Unsecured Notes, 6.350% Due 04/01/2019	3,000,000	3,559,122
Virginia Electric & Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	850,000	942,853
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	2,924,523
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,037,000	1,164,992
11.5% – Total For Corporate Bonds: Utilities		$24,146,121
United States Government Treasury Obligations
United States Treasury Note, 2.125% Due 11/30/2014	4,400,000	4,517,049
United States Treasury Note, 2.750% Due 11/15/2042	2,000,000	1,724,376
United States Treasury Note, 3.125% Due 02/15/2042	5,500,000	5,149,375

Fixed Income Securities – Bonds	Face	Fair Value
United States Treasury Note, 4.375% Due 11/15/2039	4,640,000	5,438,952
8.1% – Total For United States Government Treasury Obligations		$16,829,752

Government Agency Obligations
FFCB, 4.150% Due 03/25/2015	778,000	828,382
FHLB Step-up Coupon Notes, 0.500% Due 06/20/2018	4,545,000	4,536,078
FHLMC Agency Note, 1.000% Due 07/25/2017	2,500,000	2,465,890
3.8% – Total For United States Government Agency Obligations		$7,830,350

Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	5,609,351	5,698,534
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	1,244,698	1,362,496
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	631,112	701,595
FHLMC CMO Series 3098 Class KE, 5.500% Due 09/15/2034	660,989	681,858
FHLMC CMO Series 3499 Class PA, 4.500% Due 08/15/2036	1,490,383	1,561,015
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	975,680	1,029,123
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	2,944,294	3,007,500
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042	2,288,701	2,347,128
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	4,237	5,136
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	2,076,684	2,191,788
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	4,277,214	4,693,133
FHLMC Partner Certificate Pool 780439, 2.473% Due 04/01/2033	199,248	212,398
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	2,564,088	2,822,417
FNMA CMO Series 2011-141 Class PA, 4.500% Due 02/25/2039	766,128	782,678

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	5,665,447	5,819,480
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	2,414	2,637
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	1,370,741	1,482,995
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	535,205	598,253
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	2,127,618	2,332,734
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	381,678	408,234
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	1,473,335	1,615,374
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	3,693,205	3,847,031
GNMA II Pool 2658, 6.500% Due 10/20/2028	46,821	56,296
GNMA II Pool 2945, 7.500% Due 07/20/2030	8,383	10,026
GNMA II Pool 4187, 5.500% Due 07/20/2038	132,476	139,231
GNMA II Pool 4847, 4.000% Due 11/20/2025	1,119,199	1,191,722
GNMA Pool 780400, 7.000% Due 12/15/2025	6,058	7,091
GNMA Pool 780420, 7.500% Due 08/15/2026	3,265	3,544
GNMA Pool 781397, 5.500% Due 02/15/2017	38,704	41,174
21.3% – Total For Government Agency Obligations – Mortgage Backed Securities		$44,652,621

Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.350% Due 11/28/2017	240,000	236,391
0.1% – Total Certificates of Deposit		$236,391

Taxable Municipal Bonds
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, Federally Taxable, 6.249% Due 07/01/2020	1,000,000	1,112,190
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, Federally Taxable, 7.439% Due 07/01/2030	2,125,000	2,372,010

Fixed Income Securities – Bonds	Face	Fair Value
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, Federally Taxable, 7.589% Due 07/01/2037	2,500,000	2,810,650
Kentucky Asset Liability Commission Revenue – Build America Bonds, 3.928% Due 04/01/2016	2,480,000	2,626,122
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,355,013
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,708,573
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,486,045
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	992,012
University of Texas Revenue – Build America Bonds, 2.326% Due 08/15/2014	1,000,000	1,017,940
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,439,590
9.5% – Total For Taxable Municipal Bonds		$19,920,145

Non-Taxable Municipal Bonds
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2019	2,735,000	2,970,511
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2020	1,165,000	1,261,753
2.0% – Total For Non-Taxable Municipal Bonds		$4,232,264

Total Fixed Income Securities – Bonds 95.5%		$199,952,570
(Identified Cost $195,882,518)

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Preferred Stocks	Shares	Fair Value
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	100,252	2,565,449
Total Preferred Stocks 1.3%		2,565,449
(Identified Cost $2,584,621)
Cash Equivalents
First American Government Obligation Fund, Class Z**	5,333,000	5,333,000
Total Cash Equivalents 2.5%		$5,333,000
(Identified Cost $5,333,000)
Total Portfolio Value 99.3%		$207,851,019
(Identified Cost $203,800,139)
Other Assets in Excess of Liabilities 0.7%		$1,511,271
Total Net Assets 100%		$209,362,290
*	144A Restricted Security. The total value of such securities as of June 30, 2013 was $2,074,626 and represented 1.0% of net assets.
–	Northern Trust Company Bond was purchased on May 11, 2010, for $1,094,630; price on March 31, 2013 was $113.9107.
–	Eaton Corporation Bond was purchased on November 14, 2012, for $996,640; price on June 30, 2013 was $93.5519.
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

CMO – Collateralized Mortgage Obligation

FDIC  – Federal Deposit Insurance Corp.

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2013 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Akron Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2014	90,000	$95,766
Cincinnati Ohio GO, 5.000% Due 12/01/2017	75,000	82,887
Cincinnati Ohio Various Purpose GO Unlimited, 2.000% Due 12/01/2024	100,000	84,569
Gahanna Ohio GO (AMBAC Insured), 5.000% Due 12/01/2018	400,000	442,576
Hudson City Ohio GO Limited, 5.000% Due 12/01/2035	200,000	221,288
Mason Ohio GO Limited, 4.000% Due 12/01/2020	375,000	408,259
Mentor Ohio GO (MBIA Insured), 5.000% Due 12/01/2015	140,000	153,307
Vandalia Ohio GO Limited Bond, 5.250% Due 12/01/2018	500,000	526,940
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024	445,000	488,058
Westerville Ohio GO Limited, 1.750% Due 12/01/2014	100,000	102,069
5.3% – Total For General Obligation – City		$2,605,719
Cuyahoga County Ohio Capital Improvement GO Limited, 5.000% Due 12/01/2016	325,000	367,201
Erie County Ohio GO Limited (XLCA Insured), 4.000% Due 10/01/2014	135,000	141,217
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	491,994
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	175,128
Harris County Texas GO Limited, 5.750% Due 10/01/2025	200,000	242,486
Montgomery County Ohio GO Limited, 2.000% Due 12/01/2014	100,000	102,049
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	270,934
3.7% – Total For General Obligation – County		$1,791,009
Ohio GO Common Schools – Series C, 5.000% Due 03/15/2017	120,000	121,148
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	948,115

Municipal Income Securities – Bonds	Face	Fair Value
Ohio GO Unlimited Common Schools, 5.000% Due 09/15/2016	200,000	225,332
Ohio GO Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	415,466
Ohio GO, 4.500% Due 05/01/2019	500,000	517,685
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	594,240
5.7% – Total For General Obligation – State		$2,821,986
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023	300,000	340,086
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	308,181
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	254,583
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.250% Due 11/01/2023	220,000	247,540
Florida Atlantic University Finance Corp. Capital Improvement Revenue, 5.000% Due 07/01/2016	250,000	269,272
Florida State Board of Governors Florida Atlantic University Parking Revenue, 3.000% Due 07/01/2016	300,000	315,474
Florida State Board of Governors Florida State Univ. Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	666,720
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	562,470
Kent State University Ohio Revenue, 3.000% Due 05/01/2014	50,000	51,069
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	193,568
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,103,149
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	300,000	305,757

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	116,581
Miami University Ohio Revenue (AMBAC Insured), 5.250% Due 09/01/2017	150,000	172,083
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 2.750% Due 05/01/2014	100,000	101,065
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016	150,000	162,395
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	171,427
Ohio Higher Education Facilities Revenue University of Dayton, 5.500% Due 12/01/2024	250,000	279,142
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	178,475
Ohio State University Revenue, 4.000% Due 12/01/2015	740,000	798,097
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	156,609
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	555,370
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	338,730
University of Cincinnati – University Center Project Certificate of Participation, 5.000% Due 06/01/2022	400,000	419,380
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	316,859
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	278,155
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	349,395

Municipal Income Securities – Bonds	Face	Fair Value
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	525,690
19.4% – Total For Higher Education		$9,537,322
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 4.000% Due 06/15/2014	150,000	155,041
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	359,901
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.250% Due 06/01/2025	950,000	993,976
Hamilton County Ohio Hospital Facilities Revenue – Cincinnati Children's Hospital, 5.250% Due 05/15/2021	750,000	762,495
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	541,290
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	319,863
Montgomery County Ohio Miami Valley Hospital Series A Revenue, 4.000% Due 11/15/2013	200,000	202,776
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	196,102
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	467,810
8.1% – Total For Hospital/Health Bonds		$3,999,254
Ohio Municipal Generation Agency (AMBAC Insured), 5.000% Due 02/15/2017	325,000	333,031
0.7% – Total For Revenue Bonds – Electric		$333,031
Cleveland Ohio Parking Facility – Escrowed to Maturity (AGM Insured), 4.000% Due 09/15/2015	50,000	53,767
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015	100,000	105,589

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Fulton County Georgia Public Purpose Project Certificates of Participation, 5.000% Due 11/01/2015	180,000	195,305
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	307,359
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	207,674
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	161,721
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	840,525
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	513,895
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	102,215
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	97,684
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 2.000% Due 08/01/2016	200,000	205,678
Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018	315,000	338,745
6.4% – Total For Revenue Bonds – Facility		$3,130,157
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2016	250,000	267,937
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	434,376
Central Ohio Solid Waste Authority, GO Limited, 5.000% Due 12/01/2023	130,000	149,976
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	298,131

Municipal Income Securities – Bonds	Face	Fair Value
Green County Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018	145,000	160,248
Hamilton County Ohio Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	538,315
Kentucky State Rural Water Finance Corp. Public Project Revenue, 2.500% Due 02/01/2022	400,000	377,120
North Texas Municipal Water District Water System Revenue, 5.250% Due 09/01/2022	415,000	472,295
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	260,283
Toldeo Ohio Waterworks Revenue, 3.000% Due 11/15/2025	300,000	344,244
Toledo Ohio Waterworks Revenue, 3.000% Due 11/15/2025	170,000	156,735
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	390,291
Washington County Oregon Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	332,581
8.5% – Total For Revenue Bonds – Water & Sewer		$4,182,532
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	108,778
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	162,098
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	243,660
Cleveland Ohio Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	419,240
Florida Board of Education Lottery Revenue, 4.000% Due 07/01/2022	105,000	111,649
Florida Board of Education Lottery Revenue, 5.000% Due 07/01/2014	250,000	261,735
Kentucky State Bond Corp. Financing Program Revenue, 3.000% Due 02/01/2026	235,000	211,535
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020	600,000	683,610

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	349,953
Ohio Major New Street Infrastructure Project Revenue, 3.000% Due 12/15/2014	200,000	207,570
Ohio Revitalization Project Revenue, 3.000% Due 10/01/2016	100,000	106,799
Vandalia Ohio Bond Anticipation Notes – Land Acquisition Revenue, 0.750% Due 08/15/2013	250,000	250,013
6.3% – Total For Other Revenue Bonds		$3,116,640
Barberton Ohio CSD GO, (SDCEP Insured), 4.750% Due 12/01/2023	300,000	323,658
Boone County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 05/01/2019	500,000	506,235
Brookville Ohio LSD GO Limited (FSA Insured), 4.000% Due 12/01/2019	120,000	127,988
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	320,494
Chillicothe Ohio CSD GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	316,938
Cincinnati Ohio CSD GO (FGIC Insured), 5.000% Due 12/01/2014	225,000	239,119
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	114,274
Columbus Ohio CSD GO Limited, 2.000% Due 12/01/2015	130,000	133,371
Columbus Ohio CSD GO, 5.000% Due 12/01/2020	150,000	170,926
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	183,347
Delaware Ohio CSD, GO (MBIA Insured), 5.000% Due 12/01/2020	250,000	266,532
Fairbanks Ohio LSD GO Unlimited, 1.000% Due 12/01/2014	105,000	105,560
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	484,176

Municipal Income Securities – Bonds	Face	Fair Value
Garrett-Keyser-Butler Indiana Middle School Building Corp. First Mortgage Revenue, 3.000% Due 07/15/2013	290,000	290,287
Green County Kentucky SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	378,610
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	95,472
Jackson Ohio Local SD Stark and Summit Counties GO Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	314,043
Keller Texas Independent SD GO Unlimited, 4.500% Due 02/15/2020	250,000	282,760
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	175,179
Kenton County Kentucky SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	308,634
Kentucky Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	458,240
Kettering Ohio CSD GO Unlimited, 4.750% Due 12/01/2018	250,000	279,838
Kings Local Ohio LSD GO Unlimited, 5.000% Due 12/01/2018	40,000	46,474
Kings Local Ohio SD, 6.400% Due 12/01/2013	150,000	153,395
Knox County Kentucky SD Finance Corp. Revenue Bond, 2.000% Due 12/01/2019	360,000	345,276
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	128,940
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	243,362
Loveland Ohio CSD School Improvement GO Unlimited, 5.000% Due 12/01/2015	100,000	110,110
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	104,449

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Mariemont Ohio CSD GO (FSA Insured), 4.400% Due 12/01/2023	515,000	526,933
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	175,000	170,938
Marion County Kentucky SD Finance Corp. Revenue, 3.800% Due 10/01/2017	130,000	136,278
Marshall County Kentucky SD Finance Corp. School Building Revenue, 3.000% Due 03/01/2015	250,000	257,837
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	172,235
Mason Ohio CSD – Escrowed to Maturity, 5.000% Due 12/01/2015	30,000	33,193
Mason Ohio CSD (FGIC Insured), 5.000% Due 12/01/2015	105,000	115,615
Meade County Kentucky SD Finance Corp. School Building Revenue (Natl-RE Seek Insured), 4.000% Due 09/01/2020	155,000	161,732
Medina Ohio CSD GO, 5.000% Due 12/01/2023	280,000	303,654
Miami Trace Ohio LSD GO Unlimited (SDCEP Insured), 1.000% Due 12/01/2014	75,000	75,400
Morgan County Kentucky SD Finance Corp. Revenue, 2.400% Due 09/01/2023	100,000	90,043
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	149,118
Oregon Ohio CSD GO Unlimited, 3.000% Due 12/01/2024	140,000	126,861
Princeton Ohio CSD Certificates of Participation, 2.750% Due 12/01/2022	100,000	91,902
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	253,000
Ravenna Ohio CSD GO Unlimited, 2.000% Due 01/15/2023	345,000	309,365
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020	200,000	225,532
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	102,353

Municipal Income Securities – Bonds	Face	Fair Value
South Vermillion Indiana School Building Corp. First Mortgage Revenue Sinkable, 3.500% Due 07/15/2013	195,000	195,230
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	362,808
St. Marys Ohio SD School Facilities Construction and Improvement GO, 5.000% Due 12/01/2013	200,000	203,724
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	428,375
Sycamore Ohio Community SD GO, 4.375% Due 12/01/2018	400,000	436,980
Sycamore Ohio Community Unlimited GO, 5.375% Due 12/01/2013	125,000	127,567
Sylvania Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	300,000	333,690
Talawanda Ohio CSD GO Unlimited, 3.500% Due 12/01/2018	315,000	342,657
Vermillion Ohio LSD Certificates of Participation, 2.000% Due 12/01/2014	150,000	152,904
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	257,922
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	191,666
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	317,680
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	249,247
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2014	240,000	257,340
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	539,056
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	168,250
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 2.000% Due 12/01/2014	100,000	101,921

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2013 - Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	225,070
30.9% – Total For School District		$15,201,763
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	475,961
Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	182,364
Ohio Building Authority State FacilitiesAdministrative Building Fund ProjectB, 5.250% Due 10/01/2017	180,000	205,817
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	146,157
2.1% – Total For State Agency		$1,010,299
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	65,000	66,735
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	310,000	314,014
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	125,000	128,429
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	265,000	278,542
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	305,000	312,177
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	245,000	251,007
2.7% – Total For Housing		$1,350,904

Municipal Income Securities – Bonds	Face	Fair Value
Total Municipal Income Securities – Bonds 99.8%		$49,080,616
(Identified Cost $48,307,244)
Cash Equivalents	Shares
Federated Ohio Municipal Cash Trust Money Market Fund*	117,928	117,928
Total Cash Equivalents 0.2%		$117,928
(Identified Cost $117,928)
Total Portfolio Value 100.0%		$49,198,544
(Identified Cost $48,425,172)
Liabilities in Excess of Other Assets 0.0%		$(6,571)
Total Net Assets 100.0%		$49,191,973
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

SD – School District

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2013 – Unaudited

STATEMENTS OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund
Assets:
Investment Securities at Fair Value*	$107,888,771	$47,691,803	$38,114,686
Dividends and Interest Receivable	62,046	66,439	44,877
Total Assets	$107,950,817	$47,758,242	$38,159,563
Liabilities:
Accrued Management Fees	$89,216	$40,049	$31,519
Total Liabilities	$89,216	$40,049	$31,519
Net Assets	$107,861,601	$47,718,193	$38,128,044
Net Assets Consist of:
Paid in Capital	$84,250,965	$42,450,213	$31,503,516
Accumulated Undistributed Net Investment Income (Loss)	662,936	150,597	74,402
Accumulated Net Realized Gain (Loss) from Security Transactions	3,875,466	(1,908,556)	(695,246)
Net Unrealized Gain On Investments	19,072,234	7,025,939	7,245,372
Net Assets	$107,861,601	$47,718,193	$38,128,044
Shares Outstanding (Unlimited Amount Authorized)	5,077,717	1,796,856	1,020,039
Offering, Redemption and Net Asset Value Per Share	$21.24	$26.56	$37.38
*Identified Cost of Investment Securities	$88,816,537	$40,665,864	$30,869,314

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2013 - Unaudited

STATEMENTS OF ASSETS AND LIABILITIES – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$10,720,452	$14,200,249	$207,851,019	$49,198,544
Cash & Cash Equivalents	—	—	—	6
Dividends and Interest Receivable	27,356	36,107	1,657,421	365,842
Fund Shares Sold Receivable	—	—	0	148,762
Total Assets	$10,747,808	$14,236,356	$209,508,440	$49,713,154
Liabilities:
Accrued Management Fees	$8,930	$11,787	$146,150	$26,486
Fund Shares Redeemed Payable	0	0	0	494,695
Total Liabilities	$8,930	$11,787	$146,150	$521,181
Net Assets	$10,738,878	$14,224,569	$209,362,290	$49,191,973
Net Assets Consist of:
Paid in Capital	$6,390,921	$13,020,133	$203,766,723	$48,356,552
Accumulated Undistributed Net Investment Income (Loss)	42,526	118,825	20,031	3,579
Accumulated Net Realized Gain (Loss) from Security Transactions	560,291	(493,700)	1,524,656	58,470
Net Unrealized Gain on Investments	3,745,140	1,579,311	4,050,880	773,372
Net Assets	$10,738,878	$14,224,569	$209,362,290	$49,191,973
Shares Outstanding (Unlimited Amount Authorized)	736,030	637,494	12,494,982	2,910,572
Offering, Redemption and Net Asset Value Per Share	$14.59	$22.31	$16.76	$16.90
*Identified Cost of Investment Securities	$6,975,312	$12,620,938	$203,800,139	$48,425,172

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2013 - Unaudited

STATEMENTS OF OPERATIONS

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund
	Six Months Ended 6/30/2013	Six Months Ended 6/30/2013	Six Months Ended 6/30/2013
Investment Income:
Interest	$432	$137	$34
Dividends	1,170,662	389,674	256,718
Total Investment Income	$1,171,094	$389,811	$256,752
Expenses:
Gross Management Fee	$508,158	$239,214	$182,350
Net Expenses	$508,158	$239,214	$182,350
Net Investment Income	$662,936	$150,597	$74,402
Realized and Unrealized Gains (Losses):
Net Realized Gain from Security Transactions	$3,428,084	$2,544,321	$2,780,085
Net Change in Unrealized Gain/Loss on Investments	6,654,214	1,237,629	2,987,641
Net Gain on Investments	$10,082,298	$3,781,950	$5,767,726
Net Change in Net Assets from Operations	$10,745,234	$3,932,547	$5,842,128

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2013 - Unaudited

STATEMENTS OF OPERATIONS – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2013	Six Months Ended 6/30/2013	Six Months Ended 6/30/2013	Six Months Ended 6/30/2013
Investment Income:
Interest	$—	$—	$3,307,288	$710,676
Dividends	182,207	217,134 *	31,674	—
Total Investment Income	$182,207	$217,134	$3,338,962	$710,676
Expenses:
Gross Management Fee	$57,204	$100,388	$1,026,816	$240,460
Management Fee Waiver (See Note #4)	—	(28,683)	(154,022)	(84,161)
Net Expenses	$57,204	$71,705	$872,794	$156,299
Net Investment Income	$125,003	$145,429	$2,466,168	$554,377
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$535,168	$31,312	$1,524,656	$58,471
Net Change in Unrealized Gain/Loss on Investments	(141,626)	(132,660)	(9,086,048)	(1,758,846)
Net Gain on Investments	$393,542	$(101,348)	$(7,561,392)	$(1,700,375)
Net Change in Net Assets from Operations	$518,545	$44,081	$(5,095,224)	$(1,145,998)
*	Net of foreign tax withholdings of $38,308.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Disciplined Mid-Cap Fund
	Six Months Ended 6/30/2013*	Year Ended 12/31/2012	Six Months Ended 6/30/2013*	Year Ended 12/31/2012	Six Months Ended 6/30/2013*	Year Ended 12/31/2012
Operations:
Net Investment Income (Loss)	$662,936	$1,305,934	$150,597	$285,624	$74,402	$488,935
Net Realized Gain from Security Transactions	3,428,084	2,534,450	2,544,321	2,988,418	2,780,085	2,067,799
Net Change in Unrealized Gain/Loss on Investments	6,654,214	7,528,896	1,237,629	2,742,529	2,987,641	2,653,297
Net Change in Net Assets from Operations	$10,745,234	$11,369,280	$3,932,547	$6,016,571	$5,842,128	$5,210,031
Distributions to Shareholders:
Net Investment Income	$—	$(1,344,898)	$—	$(293,292)	$—	$(521,636)
Net Realized Gain from
Security Transactions	0	(3,174,322)	—	—	—	—
Net Change in Net Assets from Distributions	$—	$(4,519,220)	$—	$(293,292)	$—	$(521,636)
Capital Share Transactions:
Proceeds From Sale of Shares	$11,889,649	$17,117,718	$4,842,888	$2,865,976	$2,708,075	$1,891,023
Shares Issued on Reinvestment of Distributions	—	3,669,121	—	183,122	—	176,915
Cost of Shares Redeemed	(4,896,049)	(7,013,194)	(6,073,781)	(14,890,558)	(3,028,715)	(7,084,897)
Net Change in Net Assets from Capital Share Transactions	$6,993,600	$13,773,645	$(1,230,893)	$(11,841,460)	$(320,640)	$(5,016,959)
Net Change in Net Assets	$17,738,834	$20,623,705	$2,701,654	$(6,118,181)	$5,521,488	$(328,564)
Net Assets at Beginning of Year	$90,122,767	$69,499,062	$45,016,539	$51,134,720	$32,606,556	$32,935,120
Net Assets at End of Year	$107,861,601	$90,122,767	$47,718,193	$45,016,539	$38,128,044	$32,606,556
Including accumulated net investment income (loss) of	$—	$(801)	$—	$(7,668)	$—	$74,402
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Six Months Ended 6/30/2013*	Year Ended 12/31/2012	Six Months Ended 6/30/2013*	Year Ended 12/31/2012	Six Months Ended 6/30/2013*	Year Ended 12/31/2012	Six Months Ended 6/30/2013*	Year Ended 12/31/2012
Operations:
Net Investment Income	$125,003	$141,749	$145,429	$269,443	$2,466,168	$4,912,321	$554,377	$1,077,063
Net Realized Gain (Loss) from Security Transactions	535,168	825,276	31,312	(268,502)	1,524,656	3,358,457	58,471	108,199
Net Change in Unrealized Gain/Loss on Investments	(141,626)	499,856	(132,660)	1,928,656	(9,086,048)	343,381	(1,758,846)	299,159
Net Change in Net Assets from Operations	$518,545	$1,466,881	$44,081	$1,929,597	$(5,095,224)	$8,614,159	$(1,145,998)	$1,484,421
Distributions to Shareholders:
Net Investment Income	$(82,477)	$(170,676)	$—	$(288,263)	$(2,446,137)	$(5,461,103)	$(550,798)	$(1,079,030)
Net Realized Gain from
Security Transactions	—	(767,239)	—	0	—	(2,821,281)	—	(102,107)
Return of Capital	—	—	—	0	—	0	—	0
Net Change in Net Assets from Distributions	$(82,477)	$(937,915)	$—	$(288,263)	$(2,446,137)	$(8,282,384)	$(550,798)	$(1,181,137)
Capital Share Transactions:
Proceeds From Sale of Shares	$1,825,163	$762,932	$975,325	$2,143,761	$26,238,802	$38,523,433	$11,042,296	$15,586,128
Shares Issued on Reinvestment of Distributions	21,034	807,058	-	137,783	430,145	3,751,641	25,783	131,145
Cost of Shares Redeemed	(2,581,815)	(655,477)	(625,402)	(1,180,426)	(14,902,862)	(29,944,191)	(3,966,953)	(11,291,988)
Net Change in Net Assets from Capital Share Transactions	$(735,618)	$914,513	$349,923	$1,101,118	$11,766,085	$12,330,883	$7,101,126	$4,425,285
Net Change in Net Assets	$(299,550)	$1,443,479	$394,004	$2,742,452	$4,224,724	$12,662,658	$5,404,330	$4,728,569
Net Assets at Beginning of Year	$11,038,428	$9,594,949	$13,830,565	$11,088,113	$205,137,566	$192,474,908	$43,787,643	$39,059,074
Net Assets at End of Year	$10,738,878	$11,038,428	$14,224,569	$13,830,565	$209,362,290	$205,137,566	$49,191,973	$43,787,643
Including accumulated net investment income (loss) of	$—	$42,526	$—	$118,825	$—	$20,031	$3,579	$3,579
*	– Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$19.00		$17.33	$17.14	$15.66	$13.07	$18.58
Operations:
Net Investment Income	0.13		0.29	0.25	0.25	0.24	0.16
Net Gains (Losses) on Securities (Realized & Unrealized)	2.11		2.38	0.19	1.48	2.59	(5.51)
Total Operations	$2.24		$2.67	$0.44	$1.73	$2.83	$(5.35)
Distributions:
Net Investment Income	—		(0.30)	(0.25)	(0.25)	(0.23)	(0.16)
Net Realized Capital Gains	—		(0.70)	—	—	(0.01)	—
Total Distributions	$—		$(1.00)	$(0.25)	$(0.25)	$(0.24)	$(0.16)
Net Asset Value End of Period	$21.24		$19.00	$17.33	$17.14	$15.66	$13.07
Total Return(a)	11.79	%(b)	15.48%	2.59%	11.05%	21.66%	(28.75%)
Net Assets, End of Period (Millions)	$107.86		$90.12	$69.50	$58.33	$49.74	$35.14
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	0.98%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.30	%(d)	1.61%	1.58%	1.65%	1.85%	1.64%
Average Net Assets after Waiver	1.30	%(d)	1.61%	1.58%	1.65%	1.85%	1.66%
Portfolio Turnover Rate	15.60	%(b)	35.15%	53.70%	42.37%	48.23%	56.47%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	For part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$24.43		$21.70	$22.51	$20.85	$16.85	$26.35
Operations:
Net Investment Income	0.08		0.16	0.12	0.17	0.15	0.17
Net Gains (Losses) on Securities (Realized & Unrealized)	2.05		2.73	(0.79)	1.65	3.98	(9.50)
Total Operations	$2.13		$2.89	$(0.67)	$1.82	$4.13	$(9.33)
Distributions:
Net Investment Income	—		(0.16)	(0.14)	(0.16)	(0.13)	(0.17)
Return of Capital	—		—	—	—	—	(0.00) (a)
Net Realized Capital Gains	—		—	—	—	—	—
Total Distributions	$—		$(0.16)	$(0.14)	$(0.16)	$(0.13)	$(0.17)
Net Asset Value End of Period	$26.56		$24.43	$21.70	$22.51	$20.85	$16.85
Total Return(b)	8.72	%(c)	13.33%	(2.97% )	8.74%	24.52%	(35.41% )
Net Assets, End of Period (Millions)	$47.72		$45.02	$51.13	$40.15	$40.88	$32.56
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	0.98%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.63	%(e)	0.58%	0.73%	0.75%	0.84%	0.69%
Average Net Assets after Waiver	0.63	%(e)	0.58%	0.73%	0.75%	0.84%	0.71%
Portfolio Turnover Rate	23.38	%(c)	49.03%	68.21%	48.73%	76.77%	85.40%

*	Unaudited
(a)	Distributions from return of capital amounted to less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	For part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$31.69		$27.64	$30.74	$24.06	$15.45	$30.70
Operations:
Net Investment Income	0.07		0.48	—	0.18	0.10	0.15
Net Gains (Losses) on Securities (Realized & Unrealized)	5.62		4.08	(3.08)	6.68	8.61	(15.22)
Total Operations	$5.69		$4.56	$(3.08)	$6.86	$8.71	$(15.07)
Distributions:
Net Investment Income	—		(0.51)	—	(0.18)	(0.10)	(0.15)
Return of Capital	—		—	(0.02)	—	—	(0.03)
Net Realized Capital Gains	—		—	—	—	—	—
Total Distributions	$—		$(0.51)	$(0.02)	$(0.18)	$(0.10)	$(0.18)
Net Asset Value End of Period	$37.38		$31.69	$27.64	$30.74	$24.06	$15.45
Total Return(a)	17.96	%(b)	16.54%	(10.03% )	28.52%	56.39%	(49.07% )
Net Assets, End of Period (Millions)	$38.13		$32.61	$32.94	$44.46	$39.47	$30.91
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	0.98%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.41	%(d)	1.49%	0.01%	0.61%	0.53%	0.46%
Average Net Assets after Waiver	0.41	%(d)	1.49%	0.01%	0.61%	0.53%	0.48%
Portfolio Turnover Rate	40.73	%(b)	97.80%	94.32%	100.98%	115.74%	110.80%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	For part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$14.05		$13.32	$12.54	$10.92	$9.30	$16.01
Operations:
Net Investment Income	0.17		0.21	0.32	0.16	0.28	0.28
Net Return of Capital	—		—	—	0.10	0.06	0.07
Net Gains (Losses) on Securities (Realized & Unrealized)	0.48		1.81	0.71	2.59	1.65	(6.31)
Total Operations	$0.65		$2.02	$1.03	$2.85	$1.99	$(5.96)
Distributions:
Net Investment Income	(0.11)		(0.24)	(0.25)	(0.29)	(0.28)	(0.28)
Return of Capital	—		—	—	—	(0.09)	(0.12)
Net Realized Capital Gains	—		(1.05)	—	(0.94)	—	(0.35)
Total Distributions	$(0.11)		$(1.29)	$(0.25)	$(1.23)	$(0.37)	$(0.75)
Net Asset Value End of Period	$14.59		$14.05	$13.32	$12.54	$10.92	$9.30
Total Return(a)	4.62	%(b)	15.28%	8.25%	26.46%	22.34%	(38.47% )
Net Assets, End of Period (Millions)	$10.74		$11.04	$9.59	$6.71	$7.46	$6.75
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	0.98%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.19	%(d)	1.34%	1.10%	1.41%	3.17%	2.21%
Average Net Assets after Waiver	2.19	%(d)	1.34%	1.10%	1.41%	3.17%	2.23%
Portfolio Turnover Rate	9.57	%(b)	25.78%	3.19%	0.00%	6.19%	3.31%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	For part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31				Period Ended December 31, 2008**
			2012	2011	2010	2009
Net Asset Value Beginning of Period	$22.23		$19.44	$23.50	$21.47	$16.12	$15.00
Operations:
Net Investment Income (Loss)	0.23		0.44	0.46	0.26	0.20	(0.01)
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.15)		2.82	(3.90)	2.32	5.49	1.13
Total Operations	$0.08		$3.26	$(3.44)	$2.58	$5.69	$1.12
Distributions:
Net Investment Income	—		(0.47)	(0.44)	(0.27)	(0.23)	—
Return of Capital	—		—	(0.01)	—	—	—
Net Realized Capital Gains	—		—	(0.17)	(0.28)	(0.11)	—
Total Distributions	$—		$(0.47)	$(0.62)	$(0.55)	$(0.34)	$—
Net Asset Value End of Period	$22.31		$22.23	$19.44	$23.50	$21.47	$16.12
Total Return(a)	0.36	%(b)	16.80%	(14.61% )	12.00%	35.32%	7.47	%(b)
Net Assets, End of Period (Millions)	$14.22		$13.83	$11.09	$9.76	$6.35	$1.78
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.40	%(d)	1.40%	1.40%	1.40%	1.40%	1.33	%(d)
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	0.95	%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.63	%(d)	1.77%	1.67%	0.98%	1.36%	(0.98	)%(d)
Average Net Assets after Waiver	2.03	%(d)	2.17%	2.07%	1.38%	1.76%	(0.60	)%(d)
Portfolio Turnover Rate	1.43	%(b)	7.15%	24.16%	19.61%	22.12%	0.00%

*	Unaudited
**	Commencement Date December 8, 2008
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4.)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$17.37		$17.34	$16.89	$16.59	$16.40	$16.12
Operations:
Net Investment Income	0.20		0.43	0.55	0.58	0.61	0.62
Net Gains on Securities (Realized & Unrealized)	(0.61)		0.32	0.64	0.41	0.40	0.36
Total Operations	$(0.41)		$0.75	$1.19	$0.99	$1.01	$0.98
Distributions:
Net Investment Income	(0.20)		(0.48)	(0.56)	(0.58)	(0.61)	(0.62)
Return of Capital	—		—	0.00 (a)	—	—	—
Net Realized Capital Gains	—		(0.24)	(0.18)	(0.11)	(0.21)	(0.08)
Total Distributions	$(0.20)		$(0.72)	$(0.74)	$(0.69)	$(0.82)	$(0.70)
Net Asset Value End of Period	$16.76		$17.37	$17.34	$16.89	$16.59	$16.40
Total Return(b)	(2.37	%)(c)	4.37%	7.12%	6.02%	6.27%	6.23%
Net Assets, End of Period (Millions)	$209.36		$205.14	$192.47	$183.36	$161.58	$118.58
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.24	%(e)	2.30%	3.03%	3.27%	3.66%	3.72%
Average Net Assets after Waiver	2.39	%(e)	2.45%	3.18%	3.42%	3.81%	3.87%
Portfolio Turnover Rate	34.66	%(c)	36.11%	34.41%	29.16%	34.17%	23.99%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$17.49		$17.35	$16.56	$16.68	$16.09	$15.98
Operations:
Net Investment Income	0.19		0.45	0.45	0.45	0.47	0.51
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.59)		0.18	0.80	(0.12)	0.59	0.11
Total Operations	$(0.40)		$0.63	$1.25	$0.33	$1.06	$0.62
Distributions:
Net Investment Income	(0.19)		(0.45)	(0.46)	(0.45)	(0.47)	(0.51)
Return of Capital	—		—	0.00 (a)	—	—	—
Net Realized Capital Gains	—		(0.04)	—	—	—	—
Total Distributions	$(0.19)		$(0.49)	$(0.46)	$(0.45)	$(0.47)	$(0.51)
Net Asset Value End of Period	$16.90		$17.49	$17.35	$16.56	$16.68	$16.09
Total Return(b)	(2.29	%)(c)	3.67%	7.62%	1.96%	6.61%	3.96%
Net Assets, End of Period (Millions)	$49.19		$43.79	$39.06	$32.89	$25.22	$14.90
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65	%(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.94	%(e)	2.23%	2.35%	2.39%	2.63%	2.96%
Average Net Assets after Waiver	2.29	%(e)	2.58%	2.70%	2.74%	2.98%	3.31%
Portfolio Turnover Rate	4.51	%(c)	13.79%	5.49%	5.28%	4.69%	16.95%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

1)    Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Disciplined Small-Cap Fund was liquidated and closed on October 3, 2012, see Note 11. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Disciplined Mid-Cap Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Equity Income Fund, Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Accounting Principles Generally Accepted in the United States of America (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

2)    Security Valuation and Transactions, continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

2)    Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2013:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,890,920	$—	$—	$1,890,920
Industrials	18,156,034	—	—	18,156,034
Telecommunication Services	1,757,256	—	—	1,757,256
Consumer Staples	9,833,843	—	—	9,833,843
Consumer Discretionary	4,406,216	—	—	4,406,216
Energy	16,699,551	—	—	16,699,551
Financial Services	15,341,525	—	—	15,341,525
Health Care	10,830,499	—	—	10,830,499
Information Technology	18,217,777	—	—	18,217,777
Utilities	1,900,260			1,900,260
Cash Equivalents	8,854,890	—	—	8,854,890
Total	$107,888,771	$—	$—	$107,888,771

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,879,667	$—	$—	$1,879,667
Industrials	8,433,301	—	—	8,433,301
Consumer Staples	3,233,811	—	—	3,233,811
Consumer Discretionary	3,939,214	—	—	3,939,214
Energy	6,930,813	—	—	6,930,813
Financial Services	5,510,095	—	—	5,510,095
Health Care	4,469,218	—	—	4,469,218
Information Technology	11,980,534	—	—	11,980,534
Utilities	873,707	—	—	873,707
Cash Equivalents	441,443			441,443
Total	$47,691,803	$—	$—	$47,691,803

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

2)    Security Valuation and Transactions, continued

Disciplined Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$811,528	$—	$—	$811,528
Industrials	7,048,673	—	—	7,048,673
Telecommunication Services	277,872	—	—	277,872
Consumer Staples	2,595,434	—	—	2,595,434
Consumer Discretionary	7,429,436	—	—	7,429,436
Energy	3,310,931	—	—	3,310,931
Financial Services	7,813,018	—	—	7,813,018
Health Care	3,094,504	—	—	3,094,504
Information Technology	4,379,759	—	—	4,379,759
Utilities	281,592	—	—	281,592
Real Estate Investment Trusts	875,120	—	—	875,120
Cash Equivalents	196,819	—	—	196,819
Total	$38,114,686	$—	$—	$38,114,686

Realty Fund	Level 1	Level 2	Level 3	Total
Common Stock	$84,209	$—	$—	$84,209
Real Estate Investment Trusts:
Residential	1,699,428	—	—	1,699,428
Diversified	1,726,536	—	—	1,726,536
Health Care Facilities	1,269,429	—	—	1,269,429
Hotels/Motels	539,429	—	—	539,429
Office	1,100,793	—	—	1,100,793
Industrial	695,852	—	—	695,852
Retail	2,936,333	—	—	2,936,333
Timber	637,758	—	—	637,758
Cash Equivalents	30,685	—	—	30,685
Total	$10,720,452	$—	$—	$10,720,452

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

2)    Security Valuation and Transactions, continued

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,231,942	$—	$—	$1,231,942
Industrials	1,475,738	—	—	1,475,738
Telecommunication Services	1,397,071	—	—	1,397,071
Consumer Staples	1,375,659	—	—	1,375,659
Consumer Discretionary	1,353,984	—	—	1,353,984
Energy	1,234,354	—	—	1,234,354
Financial Services	3,375,387	—	—	3,375,387
Health Care	1,355,872	—	—	1,355,872
Information Technology	911,993	—	—	911,993
Utilities	334,632	—	—	334,632
Cash Equivalents	153,616	—	—	153,616
Total	$14,200,248	$—	$—	$14,200,248

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$38,778,210	$—	$38,778,210
Industrials	—	43,326,716	—	43,326,716
Utilities	—	24,146,121	—	24,146,121
U.S. Government Treasury Obligations	—	16,829,752	—	16,829,752
U.S. Government Agency Obligations	—	7,830,350	—	7,830,350
U.S. Government Agency Obligations – Mortgage-Backed	—	44,652,621	—	44,652,621
Certificates of Deposit	—	236,391		236,391
Taxable Municipal Bonds	—	19,920,145	—	19,920,145
Non-Taxable Municipal Bonds	—	4,232,264	—	4,232,264
Preferred Stock	2,565,449	—	—	2,565,449
Cash Equivalents	5,333,000	—	—	5,333,000
Total	$7,898,449	$199,952,570	$—	$207,851,019

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

2)    Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$2,605,719	$—	$2,605,719
General Obligation – County	—	1,791,009	—	1,791,009
General Obligation – State	—	2,821,986	—	2,821,986
Higher Education	—	9,537,322	—	9,537,322
Hospital/Health	—	3,999,254	—	3,999,254
Revenue Bonds – Electric	—	333,031	—	333,031
Revenue Bonds – Facility	—	3,130,157		3,130,157
Revenue Bonds – Water & Sewer	—	4,182,532	—	4,182,532
Other Revenue	—	3,116,640	—	3,116,640
School District	—	15,201,763	—	15,201,763
State Agency	—	1,010,299	—	1,010,299
Housing	—	1,350,904	—	1,350,904
Cash Equivalents	117,928	—	—	117,928
Total	$117,928	$49,080,616	$—	$49,198,544

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the six month period ended June 30, 2013, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the six month period ended June 30, 2013.

3)    Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

3)    Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of and during the six months ended June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Disciplined Mid-Cap and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. There were no material reclassifications for the six months ended June 30, 2013 for any of the Funds.

4)    Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the six month period ended June 30, 2013 as indicated below. The Adviser contractually waived part of the management fees for the Johnson International Fund, the Johnson Fixed Income Fund, and the Johnson Municipal Income Fund, as indicated below through April 30, 2013. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00% for the International Fund, 0.85% for the Fixed Income Fund, and 0.65% for the Municipal Income Fund.

Fund	Fee	Contractual Fee Waiver		Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers	Payable as of June 30, 2013
Equity Income Fund	1.00%	None		1.00%	$508,158	$0	$89,216
Growth Fund	1.00%	None		1.00%	239,214	0	40,049
Disciplined Mid-Cap Fund	1.00%	None		1.00%	182,350	0	31,519
Realty Fund	1.00%	None		1.00%	57,204	0	8,930
International Fund	1.40%*	0.40	%*	1.00%	100,388	28,683	11,787
Fixed Income Fund	1.00%*	0.15	%*	0.85%	1,026,816	154,022	146,150
Municipal Income Fund	1.00%*	0.35	%*	0.65%	240,460	84,161	26,486
*	Prior to May 1, 2013. Effective rate become fee rate on May 1, 2013.

5)    Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $19,000 for the six month period ended June 30, 2013, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

5)    Related Party Transactions, continued

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2013, client accounts managed by the Adviser with full advisory discretion, held in aggregate the following:

Equity Income Fund	63.85%	International Fund	50.73%
Growth Fund	36.56%	Fixed Income Fund	82.44%
Disciplined Mid-Cap Fund	66.10%	Municipal Income Fund	95.22%
Realty Fund	74.28%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

6) Purchases and Sales of Securities

From January 1, 2013 through June 30, 2013, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$18,226,059	$14,997,132	$0	$0
Johnson Growth Fund	11,401,438	10,816,873	0	0
Johnson Disciplined Mid-Cap Fund	14,780,040	15,074,822	0	0
Johnson Realty Fund	1,083,097	1,644,380	0	0
Johnson International Fund	773,384	203,489	0	0
Johnson Fixed Income Fund	79,770,987	67,599,886	1,829,141	2,673,449
Johnson Municipal Income Fund	10,271,823	2,900,189	0	0

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

7)     Capital Share Transactions

As of June 30, 2013, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Disciplined Mid-Cap Fund		Johnson Realty Fund
	6 Months ended 6/30/2013	Year ended 12/31/2012	6 Months ended 6/30/2013	Year ended 12/31/2012	6 Months ended 6/30/2013	Year ended 12/31/2012	6 Months ended 6/30/2013	Year ended 12/31/2012
Shares Sold to Investors	568,070	910,038	178,940	120,589	72,546	62,318	120,449	52,029
Shares Issued on Reinvestment of Dividends	—	195,866	—	7,598	—	5,705	1,423	57,947
Subtotal	568,070	1,105,904	178,940	128,187	72,546	68,023	121,872	109,976
Shares Redeemed	(233,717)	(372,917)	(224,708)	(641,515)	(81,305)	(230,953)	(171,593)	(44,745)
Net Change During Year	334,353	732,987	(45,768)	(513,328)	(8,759)	(162,930)	(49,721)	65,231
Shares Outstanding:
Beginning of Year	4,743,364	4,010,377	1,842,624	2,355,952	1,028,798	1,191,728	785,751	720,520
End of Year	5,077,717	4,743,364	1,796,856	1,842,624	1,020,039	1,028,798	736,030	785,751

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	6 Months ended 6/30/2013	Year ended 12/31/2012	6 Months ended 6/30/2013	Year ended 12/31/2012	6 Months ended 6/30/2013	Year ended 12/31/2012
Shares Sold to Investors	41,943	101,560	1,522,163	2,187,996	633,063	891,831
Shares Issued on Reinvestment of Dividends	—	6,271	25,279	215,323	1,504	7,502
Subtotal	41,943	107,831	1,547,442	2,403,319	634,567	899,333
Shares Redeemed	(26,519)	(56,084)	(861,118)	(1,696,786)	(227,733)	(646,800)
Net Change During Year	15,424	51,747	686,324	706,533	406,834	252,533
Shares Outstanding:
Beginning of Year	622,070	570,323	11,808,658	11,102,125	2,503,738	2,251,205
End of Year	637,494	622,070	12,494,982	11,808,658	2,910,572	2,503,738

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

8)     Security Transactions

As of June 30, 2013, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$88,816,537	$19,936,701	$864,467	$19,072,234
Johnson Growth Fund	40,665,864	8,313,793	1,287,854	7,025,939
Johnson Disciplined Mid-Cap Fund	30,869,314	7,645,600	400,228	7,245,372
Johnson Realty Fund	6,975,312	3,862,343	117,203	3,745,140
Johnson International Fund	12,620,938	2,634,449	1,055,140	1,579,311
Johnson Fixed Income Fund	203,800,139	6,907,080	2,850,200	4,050,880
Johnson Municipal Income Fund	48,425,172	1,469,606	696,234	773,372

9)     Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)     Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2012	$1,344,097	$2,558,476	$616,647	$0	$4,519,220
	2013	—	—	—	—	—
Johnson Growth Fund	2012	293,292	—	—	—	293,292
	2013	—	—	—	—	—
Johnson Disciplined Mid-Cap Fund	2012	521,636	—	—	—	521,636
	2013	—	—	—	—	—
Johnson Realty Fund	2012	141,749	795,904	$262	—	937,915
	2013	82,477	—	—	—	82,477
Johnson International Fund	2012	288,263	—	—	—	288,263
	2013	—	—	—	—	—
Johnson Fixed Income Fund	2012	5,455,925	2,770,479	$44,374	11,606	8,282,384
	2013	2,446,137	—	—	—	2,446,137
Johnson Municipal Income Fund	2012	1,077,063	98,522	—	5,552	1,181,137
	2013	550,798	—	—	—	550,798

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

10)     Distributions to Shareholders, continued

As of December 31, 2012, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Capital Loss Carryovers to Expire In:					Total Capital Loss Carryover
	2016	2017	2018	Indefinite Long-Term	Indefinite Short-Term
Johnson Growth Fund	$2,265,876*	$1,738,028	$420,973			$4,424,877
Johnson Disciplined Mid-Cap Fund		3,475,331				3,475,331
Johnson International				221,837	303,175	525,012

*	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis
Johnson Equity Income Fund	$223,671	$—	$238,273	$12,403,458	$12,865,402
Johnson Growth Fund	—	(4,424,877)	—	5,760,310	1,335,433
Johnson Disciplined Mid-Cap Fund	—	(3,475,331)	—	4,257,731	782,400
Johnson Realty Fund	—	—	29,110	3,882,778	3,911,888
Johnson International Fund	4,718	(525,012)	—	1,680,649	1,160,355
Johnson Fixed Income Fund	—	—	—	13,136,928	13,136,928
Johnson Municipal Income Fund	—	—	—	2,532,218	2,532,218

11)     Liquidation of the Disciplined Small-Cap Fund

The Board of the Trust voted to liquidate the Johnson Disciplined Small-Cap Fund on October 3, 2012. This liquidation was carefully considered by the Board and came as a recommendation by the Adviser. After an extensive review of the Fund, the Board believed it to be in the best interest of the shareholders to liquidate the Fund. The Fund had not been able to achieve a significant enough size to provide the necessary scale for an efficient operating structure of the Fund.

12)     Subsequent Events

On August 28, 2013, the Trust held a Special Meeting of Shareholders, for the purpose of electing the Board of Trustees for the Trust and each of its series of Funds. The outcome of the proxy vote and meeting was the election of the following individuals to the Board of Trustees: returning members, Ronald H. McSwain, Kenneth S. Shull, John R. Green, James J. Berrens, and Timothy E. Johnson, and new member Jeri B. Ricketts.

DISCLOSURE OF EXPENSES
June 30, 2013 (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2012 and held through June 30, 2013.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses Paid During Period* January 1, 2013 – June 30, 2013
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,117.89	$5.25
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,087.19	$5.18
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1,179.55	$5.40
Hypothetical Return	$1,000.00	$1019.84	$5.06
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,046.18	$5.07
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson International Fund
Actual Fund Return	$1,000.00	$1,003.60	$4.97
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$976.25	$4.17
Hypothetical Return	$1,000.00	$1,020.58	$4.30
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$977.12	$3.19
Hypothetical Return	$1,000.00	$1,021.57	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Mid-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 29, 2013. In considering the continuance of the Management Agreements, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of the services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The Trustees reviewed information prepared by the Adviser; discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers, performance for various periods ended March 31, 2013, profitability of each Fund to the Adviser, economies of scale and compliance.

As to the performance of the Funds, the Trustees considered performance data presented by the Adviser. Each report showed the relevant Fund’s performance over the prior 3-month, 1-year, 3-year, and longer periods as applicable through March 31, 2013. Information regarding each Fund's performance was compared to a group of funds of similar size, style and objective (the “Peer Group”) and the Fund’s benchmark index. The Trustees also considered the percentile ranking by Morningstar category for each of the Funds.

The Trustees reviewed each of the Funds individually. The Trustees recognized that the Equity Income Fund had outperformed the S&P 500 Index and Peer Group average for the 3-month, 1-year and 5-year periods, and performed in-line with the Peer Group and Index for the 3-year period. The Trustees further noted the Equity Income Fund currently has a 4-star rating from Morningstar. The Trustees considered that the Growth Fund had positive returns for each of the year-to-date, 1-year, 5-year and 10-year periods, but underperformed the Peer Group average and the S&P 500 Index. They discussed reasons for the underperformance with management and reminded them of their recent review of a plan to improve performance. With respect to the Disciplined Mid-Cap Fund, the Trustees considered it outperformed the Peer Group Average for the year-to-date, and 1-year periods, and also outperformed the Russell Midcap Index and S&P Midcap 400 Index in the most recent calendar quarters. It was also noted that the Fund continues to have a solid year as recognized by its rating in the Wall Street Journal. The Board next discussed the performance of the Realty Fund, noting that recent performance had improved as the Fund performed in line with its Peer Group average year to date but that it lagged the performance of the Peer Group and the NAREIT and Wilshire REIT benchmarks over each period. The Board addressed the performance of the Fund with the Adviser and Portfolio Manager. Based on the plans presented, the Trustees concluded it was satisfied that the Adviser is taking steps to improve the performance of the Realty Fund. The Board reviewed the International Fund noting it has lagged recently in performance due in part to an underweight in Japan, compared to the MSCI EAFE Index and MSCI ACWI ex USA Index. However, it was noted that performance since the inception of the Fund was good and compared more favorably to the MSCI Index, MSCI ACWI ex USA and Peer Group averages . The Trustees considered that the Fixed Income Fund outperformed the Barclays U.S. Aggregate Index for the first quarter of 2013 and performed in-line with the Benchmark for the 5 year period, but had lagged over other periods. It was pointed out that the Fund has been less volatile over the last several years which has impacted the performance. The Trustees noted that the Municipal Income Fund performed in-line with, or slightly underperformed the Barclays 5-year GO Index for the 1-year, 3-year and 5-year periods. Again, it was discussed that the Fund experienced less volatility during the period and the underperformance was not dramatic.

After discussion, the Trustees, including the Independent Trustees, indicated that it was their consensus that none of the Funds had unreasonable performance and that the Trustees were satisfied that the Adviser is taking steps to address any underperforming Funds.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel and analyzed the Adviser's experience and capabilities. A representative summarized for the Board information provided and discussed the Adviser’s investment management experience. The Board considered that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes 4 institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted they are extremely satisfied with the services being provided to the Funds by the Adviser, and its responsiveness to Board requests. They cited the implementation of a watchlist to help track the performance of the Funds and easily identify where there may be any potential problems. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and noted the competency and values of the management team. With respect to compliance, the Trustees discussed the Adviser’s robust compliance program and the resources directed to compliance – noting the Trust has never been the subject of any litigation or administrative action. The Adviser provided an overview of the Adviser’s financial status and reported that the business of the Adviser is healthy. It was the consensus of the Trustees, including the Independent Trustees, that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent. The Trustees also concluded that the Adviser has the resources to continue to provide quality advisory services to the Funds.

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2012 by each Fund compared to Peer Group averages and, in total dollars. The Trustees also reviewed a report which included a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar category and a report comparing the management fees paid by each Fund against management fees paid by comparable funds with a similar investment objective as of March 31, 2013. In the case of all Funds, fees charged were well below the mean, except the Fixed Income which was just slightly below the mean. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, they noted any voluntary fee waivers which were in effect during the period and considered each, noting that in the case of the International Fund, Fixed Income Fund, and Municipal Income Fund, the Adviser permanently reduced its management fees effective May 1, 2013. The Trustees also discussed the profitability of each of the Funds to the Adviser and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis and concluded that the Management Fee payable to each Fund is reasonable. The Board further considered whether the amount of profit realized by the Adviser is a fair entrepreneurial profit for the management of each Fund. The Trustees, including the Independent Trustees, concluded that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees next considered economies of scale. The Trustees considered that because the Funds were at or below Peer Group averages and in the 51st percentile or below of expense ratios paid by other funds in each of their respective Morningstar categories, and given the size of the Funds and other data, that there were no excessive profits being derived from any of the Funds. The Trustees concluded that no breakpoints or additional fee reductions are necessary at this time.

The Trustees concluded the performance of most of the Funds was acceptable and while certain Funds may have performed below benchmarks, they believed that the Adviser has the experience and knowledge to achieve better relative performance for any underperforming Funds in the future. They concluded that the nature and extent of services provided by the Adviser continue to be high quality services, provided on a cost-effective basis and the services are consistent with the Board’s expectations. The Trustees also concluded that the Adviser has sufficient resources to provide, and had provided, high quality advisory services to the Funds. The Board agreed that that the fees paid pursuant to the Management Agreements were reasonable and that the fees earned by the Adviser were reasonable when considering the amount of time spent managing and excellent services provided to each of the Funds. The Trustees noted that the Adviser indicated that it would consider adding breakpoints or further fee reductions in the future as each of the Funds grow. It was the consensus of the Trustees, including the Independent Trustees, that the Management Fee structure is reasonable and that renewal of the Management Agreements is in the best interests of each Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

ADDITIONAL INFORMATION
June 30, 2013 (Unaudited)

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS
June 30, 2013 (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (71) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	11	None
Independent Trustees
Ronald H. McSwain (70) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
Kenneth S. Shull (84) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired from The Procter & Gamble Company	11	None
John R. Green (71) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (47) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None

TRUSTEES AND OFFICERS
June 30, 2013 (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (54) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (49) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (47) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (41) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Semi-Annual Report

June 30, 2013

(Unaudited)

t	JIC Institutional Bond Fund I
t	JIC Institutional Bond Fund II
t	JIC Institutional Bond Fund III
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2013 Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2013 – Unaudited

August 2013

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2013 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of 2013 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The stock market enjoyed a relatively calm upward trajectory in the first half of 2013, posting positive returns in all but one month, with many indices reaching new record highs. Through June 30, 2013, the S&P 500 Index returned 13.8%, and the Dow Jones Industrial Average returned 15.2%. International stocks posted gains as well, but lagged the U.S. markets, as the MSCI EAFE Index returned only 4.1%. June was the only month with a negative return for U.S. stocks, as market volatility struck both stock and bond markets coinciding with a sharp increase in interest rates. This development was brought on by market fears of reduced stimulus from the Federal Reserve (the Fed), and both stock and bond markets fell in response. Bond markets have been weak so far this year, and the aggregate bond index returned -2.4% in the first half of 2013.

The U.S. economy remains in a tug-of-war between a recovery and an environment of sluggish growth and higher unemployment. Houses are selling again, the domestic energy sector is undergoing a booming revival, and the Consumer Confidence reading in June reached the highest level since January 2008. We are seeing a steady pace of new jobs created, but the labor market remains strained with the U.S. having 2.4 million fewer jobs today than when the recession began. It remains challenging to quantify how much of the economic recovery is authentic and how much has been manufactured by Fed policies. The hope of many is that the U.S. economy shifts into higher gear later this year, but questions remain as to what catalyst will serve as the driving force that sends the economy into a mode of higher, sustainable growth.

Given the unprecedented involvement of central banks across the globe and the inherent destabilizing nature of this intervention in free markets, it is our expectation that increased volatility in stock and bond markets will continue.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions. Thank you.

Sincerely,

Timothy E. Johnson, President

1

JIC INSTITUTIONAL BOND FUND I
Performance Review – June 30, 2013 Unaudited

The JIC Institutional Bond Fund I provided a total return of -0.85% for the first half of 2013 compared to a 0.04% return for the Merrill Lynch 1-3 Year Government Corporate Index (no BBB), and 0.08% to the Merrill Lynch 1 – 3 year Government Corporate Index, which is a supplemental Index.

Interest rates climbed higher during the first six months of the year with much of the increase occurring from early May. Rising yields have a near-term negative impact on bond prices, which led to the negative total return in the Fund. Commentary from the Federal Reserve about slowing down or “tapering” their asset purchase program later this year cast doubt about the sustainability of historically low yields and drove interest rates higher, even on short-term maturities. The fact that yields rose sharply is not particularly newsworthy. There have been 25 times since 2000 that yields have risen by at least 50 basis points in a single month. However, what was quite unusual is that credit yield spreads (the yield difference between corporate bonds and treasury securities) simultaneously widened during the period. Historically, during periods when rates rise, corporate bonds act defensively with yield spreads tightening over 85% of the time. Even during periods when spreads widen as yields increase, the average spread change is only 7 basis points. From early May quality credit spreads actually increased by more than 20 basis points, making this a highly unusual time period. This caused corporate bonds to perform worse than government securities.

The Fund’s significant emphasis on credit securities and its slightly longer portfolio duration caused it to underperform the new benchmark. Quality corporate bonds with short to intermediate maturities offer attractive yields compared to treasuries and have been a significant positive for the Fund over many years. However, these bonds were particularly negatively affected by the widening that occurred in their yield spread during the period. Partially offsetting this was very good security selection in the portfolio. The Fund has focused on corporate securities in more stable industries that tend to have more moderate spread movements than many other corporate bonds. It has also emphasized higher coupon, premium bonds which often perform relatively well as yields rise. Still, the emphasis on this bond sector caused it to underperform in the period.

Looking forward into the second half of the year, we expect Federal Reserve monetary policy to continue to impact the bond market. Even as the Fed “tapers” its bond buying program they will continue their aggressive easing policy and will likely not actively increase interest rates until unemployment falls substantially further or inflationary pressures significantly build. Neither is likely to occur before at least 2015. Further, with the economy growing at a moderate pace and many corporations continuing to improve their financial position, credit yield spreads appear attractive and we expect them to stabilize or contract in the months ahead. The Fund will continue to emphasize this segment of the market in order to provide a higher income yield over the benchmark, in an effort to provide a superior total return.

Average Annual Total Returns as of June 30, 2013
	JIC Institutional Bond Fund I	Merrill Lynch 1 – 3 Year Gov't/Corp Index (No BBB)	Merrill Lynch 1 – 3 Year Gov't/Corp Index
Six Month	-0.85%	0.04%	0.08%
One Year	0.08%	0.66%	0.86%
Five Years	3.43%	2.24%	2.46%
Ten Years	3.26%	2.78%	2.91%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

JIC INSTITUTIONAL BOND FUND II
Performance Review – June 30, 2013 Unaudited

The JIC Institutional Bond Fund II provided a total return of -1.81% for the first half of 2013 compared to a -1.26% return for the Merrill Lynch 3-5 Year Government/Corporate Index (no BBB), and -1.63% return for the Barclay’s Intermediate Aggregate Index, which is a supplemental Index.

Interest rates climbed higher during the first six months of the year with much of the increase occurring from early May. Rising yields have a near-term negative impact on bond prices, which led to the negative total return in the index and Fund. Commentary from the Federal Reserve about slowing down or “tapering” their asset purchase program later this year cast doubt about the sustainability of historically low yields and drove interest rates higher. Yields rose across all maturities with the largest increases occurring in intermediate maturities. The fact that yields rose sharply is not particularly newsworthy. There have been 25 times since 2000 that yields have risen by at least 50 basis points in a single month. However, what was quite unusual is that credit yield spreads (the yield difference between corporate bonds and treasury securities) simultaneously widened during the period. Historically, during periods when rates rise, corporate bonds act defensively with yield spreads tightening over 85% of the time. Even during periods when spreads widen as yields increase, the average spread change is only 7 basis points. From early May quality credit spreads actually increased by more than 20 basis points, making this a highly unusual time period. This caused corporate bonds to perform worse than government securities.

The Fund’s significant emphasis on credit securities and its slightly longer portfolio duration caused it to underperform the new benchmark. Partially offsetting this was very good security selection in the portfolio. The Fund has focused on quality securities in more stable industries that tend to have more moderate spread movements than many other corporate bonds. It has also emphasized higher coupon, premium bonds which often perform relatively well as yields rise. In addition, the Fund’s holdings in agency mortgage-backed securities performed well to further dampen the impact of rising rates.

Looking forward into the second half of the year, we expect Federal Reserve monetary policy to continue to impact the bond market. Even as the Fed “tapers” its bond buying program they will continue their aggressive easing policy and will likely not actively increase interest rates until unemployment falls substantially further or inflationary pressures significantly build. Neither is likely to occur before at least 2015. Further, with the economy growing at a moderate pace and many corporations continuing to improve their financial position, credit yield spreads appear attractive and we expect them to stabilize or contract in the months ahead. The Fund will continue to emphasize this segment of the market in order to provide a higher income yield over the benchmark, in an effort to provide a superior total return.

Average Annual Total Returns as of June 30, 2013
	JIC Institutional Bond Fund II	Merrill Lynch 3 – 5 Year Gov't/Corp Index (No BBB)	Barclay's Intermediate Aggregate Index
Six Month	-1.81%	-1.26%	-1.63%
One Year	0.07%	0.12%	-0.12%
Five Years	5.33%	4.36%	4.76%
Ten Years	4.24%	3.87%	4.30%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JIC INSTITUTIONAL BOND FUND III
Performance Review – June 30, 2013 Unaudited

The JIC Institutional Bond Fund III provided a total return of -2.35% for the first half of 2013 compared to a -2.44% return for the Barclays Capital Aggregate Index. During the period, the benchmark index was changed to the Aggregate Index.

Interest rates climbed higher during the first six months of the year with much of the increase occurring from early May. Rising yields have a near-term negative impact on bond prices, which led to the negative total return in the index and Fund. Commentary from the Federal Reserve about slowing down or “tapering” their asset purchase program later this year cast doubt about the sustainability of historically low yields and drove interest rates higher. Yields rose across all maturities with the largest increases occurring in intermediate maturities. The fact that yields rose sharply is not particularly newsworthy. There have been 25 times since 2000 that yields have risen by at least 50 basis points in a single month. However, what was quite unusual is that credit yield spreads (the yield difference between corporate bonds and treasury securities) simultaneously widened during the period. Historically, during periods when rates rise, corporate bonds act defensively with yield spreads tightening over 85% of the time. Even during periods when spreads widen as yields increase, the average spread change is only 7 basis points. From early May quality credit spreads actually increased by more than 20 basis points, making this a highly unusual time period. This caused corporate bonds to perform worse than government securities.

Despite the Fund’s significant emphasis on credit securities and its slightly longer average portfolio duration, it outperformed the benchmark index. The primary reason for this was very good security selection in the corporate sector. The Fund has focused on quality securities in more stable industries that tend to have more moderate spread movements than many other corporate bonds. It has also emphasized higher coupon, premium bonds which often perform relatively well as yields rise. In addition, the Fund’s holdings in agency mortgage-backed securities performed well to further dampen the impact of rising rates.

Looking forward into the second half of the year, we expect Federal Reserve monetary policy to continue to impact the bond market. Even as the Fed “tapers” its bond buying program they will continue their aggressive easing policy and will likely not actively increase interest rates until unemployment falls substantially further or inflationary pressures significantly build. Neither is likely to occur before at least 2015. Further, with the economy growing at a moderate pace and many corporations continuing to improve their financial position, credit yield spreads appear attractive and we expect them to stabilize or contract in the months ahead. The Fund will continue to emphasize this segment of the market in order to provide a higher income yield over the benchmark, in an effort to continue providing a superior total return.

Average Annual Total Returns as of June 30, 2013
	JIC Institutional Bond Fund III	Barclays Capital Aggregate Index	Merrill Lynch 5 – 7 Year Gov't/Corp Index (No BBB)
Six Month	-2.35%	-2.44%	-2.71%
One Year	0.57%	-0.69%	-0.74%
Five Years	6.41%	5.19%	5.72%
Ten Years	4.93%	4.52%	4.73%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Aggregate Index is the established benchmark, replacing the Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON ENHANCED RETURN FUND
Performance Review – June 30, 2013 Unaudited

The Johnson Enhanced Return Fund provided a total return of 12.48% for the first half of 2013 compared to 13.82% for the Standard & Poor’s 500 (S&P 500) Index.

The stock market got off to a fast start in 2013 rising more than 10% in the first quarter and over 15% through the end of May. Investor concerns about the potential impact of higher interest rates finally created some selling pressure in June and the first monthly decline in the index since October of last year. Commentary from the Federal Reserve about slowing down or “tapering” their asset purchase program later this year cast doubts about the sustainability of historically low yields and drove interest rates higher as the second quarter came to a close. This resulted in the modest correction in stocks in June. What was particularly noteworthy about the market environment was that credit yield spreads simultaneously widened as interest rates rose. This is not a normal occurrence and corporate yields more typically tighten compared to treasuries during such periods. Still, the 13.8% return for the S&P 500 Index was the largest increase in the first half of a year since 1998.

Rising interest rates had a negative impact on the bonds held in the Fund and contributed to the underperformance thus far this year. However, it was the widening in corporate yield spreads that created the largest drag to relative results. The Fund invests in short and intermediate maturity bonds to enhance the returns from equity index futures. Because of their yield advantage and relative value, the Fund emphasizes quality corporate bonds to provide this return enhancement. As a result, the increase in interest rates and yield spreads combined to create the modest underperformance in the first half of the year – all of which occurred during the second quarter. Despite the rise in yields, the cost of carry in equity index futures remains very low. As the third quarter begins, the Fed has recently clarified its intent to remain highly accommodative with its monetary policy and has stated they are not likely to raise short term interest rates until at least 2015. Very low short term rates and a positively shaped yield curve has historically been an attractive environment for our Enhanced Return strategy.

Looking forward into the second half of the year, we expect Federal Reserve monetary policy to continue to impact the bond market, and thus the Fund. Even as the Fed “tapers” its bond buying program they will continue their aggressive easing policy and will likely not actively increase interest rates until unemployment falls substantially further or inflationary pressures significantly build. Further, with the economy growing at a moderate pace and many corporations continuing to improve their financial position, credit yield spreads appear attractive and we expect them to stabilize or contract in the months ahead. The Fund will continue to emphasize this segment of the market in order to provide a higher income yield over the benchmark, in an effort to provide a superior total return.

Average Annual Total Returns as of June 30, 2013
	Enhanced Return Fund	S&P 500 Index
Six Month	12.48%	13.82%
One Year	19.88%	20.60%
Five Years	8.84%	7.01%
Since Inception*	6.77%	5.70%

*	Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JIC Institutional Bond Fund I
Portfolio of Investments as of June 30, 2013 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
Allstate Corp. Senior Unsecured Notes, 5.000% Due 08/15/2014	1,500,000	$1,569,590
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	1,000,000	1,043,202
Axis Capital Holdings Senior Unsecured Notes, 5.750% Due 12/01/2014	1,000,000	1,059,945
BB&T Corp. Senior Unsecured Notes, 5.700% Due 04/30/2014	210,000	218,634
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,090,000	1,194,498
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,340,000	1,391,724
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	635,000	723,323
Key Bank NA Subordinated Notes, 7.413% Due 05/06/2015	1,000,000	1,103,986
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	997,751
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	1,384,301
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	1,010,000	1,151,543
Travelers Companies Inc. Senior Unsecured Notes, 6.250% Due 06/20/2016	1,023,000	1,169,298
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,048,287
Wachovia Corp. Subordinated Notes, 6.000% Due 11/15/2017	1,305,000	1,489,154
22.1% – Total Finance		$15,545,236
Industrial
Becton Dickenson Senior Unsecured Notes, 1.750% Due 11/08/2016	1,195,000	1,215,535
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/2017	1,000,000	1,107,190
Eaton Corp. Senior Unsecured Notes, 5.950% Due 03/20/2014	83,000	86,211
General Electric Capital Corp., 5.400% Due 02/15/2017	2,000,000	2,228,830
General Mills Inc. Senior Unsecured Notes, 5.700% Due 02/15/2017	1,000,000	1,132,463

Fixed Income Securities	Face Value	Fair Value
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	788,000	865,765
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,083,802
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	1,194,574
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,160,406
Schlumberger Investment Senior Unsecured Note 144A, 1.950% Due 09/14/2016*	1,379,000	1,405,044
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,109,489
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	1,090,000	1,229,742
Walt Disney Co. Senior Unsecured Notes, 1.100% Due 12/01/2017	1,000,000	969,500
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	905,000	1,051,808
22.6% – Total Industrial		$15,840,359
Utilities
AT&T Inc. Senior Unsecured Notes, 0.800% Due 12/01/2015	155,000	154,292
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,715,634
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	1,290,000	1,352,506
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,060,000	1,234,915
NStar Electric Co. Senior Unsecured Notes, 5.000% Due 11/15/2017	1,250,000	1,437,821
Verizon Wireless Senior Unsecured Notes, 5.550% Due 02/01/2014	500,000	513,314
Virginia Electric & Power Co. Senior Unsecured Notes, 1.200% Due 01/15/2018	1,000,000	969,193
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	215,000	241,537
10.8% – Total Utilities		$7,619,212

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund I
Portfolio of Investments as of June 30, 2013 - Unaudited

Fixed Income Securities	Face Value	Fair Value
United States Government Treasury Obligations
United States Treasury Notes, 2.125% Due 05/31/2015	1,500,000	1,551,006
United States Treasury Notes, 4.250% Due 08/15/2015	2,500,000	2,703,808
6.0% – Total United States Government Treasury Obligations		$4,254,814
United States Government Agency Obligations
FHLMC Agency Note, 1.000% Due 07/25/2017	3,000,000	2,959,068
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	1,397,428	1,538,217
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	1,547,144	1,638,671
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019	1,010,000	975,800
10.1% – Total United States Government Agency Obligations		$7,111,756
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	1,233,868	1,253,485
FHLMC CMO Series 2989 Class TG, 3.000% Due 03/01/2042	1,872,200	2,035,082
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	1,306,672	1,382,152
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	1,121,464	1,150,093
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	180,743	194,773
GNMA Pool 726475, 4.000% Due 11/15/2024	783,146	834,310
9.7% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$6,849,895
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	238,602
0.3% – Total Certificates of Deposit		$238,602
Taxable Municipal Bonds
Kentucky Asset Liability Commission Revenue, 2.939% Due 04/01/2014	1,500,000	1,520,040

Fixed Income Securities	Face Value	Fair Value
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,410,000	1,506,529
Ohio General Obligation Unlimited – Build America Bonds, 1.970% Due 05/01/2015	1,470,000	1,504,119
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 2.731% Due 01/01/2017	1,110,000	1,147,518
University of Texas Revenue – Build America Bonds, 2.326% Due 08/15/2014	1,500,000	1,526,910
West Virginia University Board of Governors Revenue, 1.262% Due 10/01/2016	1,430,000	1,417,902
12.3% – Total Taxable Municipal Bonds		$8,623,018
Total Fixed Income Securities 93.9%		$66,082,892
(Identified Cost $66,205,699)
Cash Equivalents	Shares
First American Government Obligation Fund, Class Z**	3,708,829	3,708,829
Total Cash Equivalents 5.3%		$3,708,829
(Identified Cost $3,708,829)
Total Portfolio Value 99.2%		$69,791,721
(Identified Cost $69,914,528)
Other Assets in Excess of Liabilities 0.8%		$560,310
Total Net Assets 100.0%		$70,352,031
*	144A Restricted Security. The total fair value of such securities as of June 30, 2013 was $2,639,959 and represented 3.8% of net assets.
–	Schlumberger Bond, Lot 1, purchased on August 16, 2012, for $698,318; price on June 30, 2013 was $101.886.
–	Schlumberger Bond, Lot 2, purchased on October 10, 2012, for $725,389; price on June 30, 2013 was $101.886.
–	Northern Natural Gas Bond, Lot 1, was purchased on October 12, 2012, for 1,223,180; price on June 30, 2013 was $116.501.
–	Northern Natural Gas Bond, Lot 2, was purchased on January 15, 2013, for 72,412.80; price on June 30, 2013 was $116.501.
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund II
Portfolio of Investments as of June 30, 2013 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,000,000	$1,096,627
Axis Specialty Finance, 5.875% Due 06/01/2020	1,000,000	1,109,130
BB&T Corp. Subordinated Notes, 5.625% Due 09/15/2016	1,000,000	1,111,541
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,250,000	1,324,066
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,000,000	1,095,870
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/2018	1,000,000	1,142,310
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	500,000	569,546
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,094,318
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	997,751
PNC Bank NA Subordinated Notes, 5.250% Due 01/15/2017	1,000,000	1,104,830
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,065,861
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,048,287
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	500,000	463,824
Wachovia Corp. Subordinated Notes, 4.600% Due 04/01/2021	1,400,000	1,525,597
Wachovia Corp. Subordinated Notes, 5.250% Due 08/01/2014	1,180,000	1,232,871
21.8% – Total Finance		$15,982,429
Industrial
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,156,608
Becton Dickenson Senior Unsecured Notes, 5.000% Due 05/15/2019	1,115,000	1,256,942
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,310,000	1,392,979
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/2017	1,370,000	1,516,850

Fixed Income Securities	Face Value	Fair Value
Enterprise Products Senior Unsecured Notes, 4.050% Due 12/15/2022	1,000,000	1,022,013
General Electric Capital Corp. Senior Unsecured Notes, 3.150% Due 09/07/2022	500,000	472,461
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	1,500,000	1,587,930
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	990,000	995,672
Kellogg Co. Senior Unsecured Notes, 4.150% Due 11/15/2019	900,000	966,429
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,100,000	1,314,031
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,160,406
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	215,000	275,688
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,109,489
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	500,000	687,713
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	980,563
21.6% – Total Industrial		$15,895,774
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	787,107
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,715,634
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	693,491
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	700,000	733,918
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,000,000	1,165,014
Northest Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	485,316
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	556,557

The accompanying notes are an integral part of these financial statements.

8

JIC Institutional Bond Fund II
Portfolio of Investments as of June 30, 2013 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Verizon Communications Senior Unsecured Notes, 3.500% Due 11/01/2021	1,512,000	1,518,663
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,109,455
11.9% – Total Utilities		$8,765,155
United States Government Treasury Obligations
United States Treasury Bonds, 4.000% Due 02/15/2014	2,000,000	2,048,124
United States Treasury Bonds, 4.500% Due 11/15/2015	1,250,000	1,368,458
United States Treasury Notes, 2.125% Due 05/31/2015	1,550,000	1,602,706
United States Treasury Notes, 4.125% Due 05/15/2015	2,000,000	2,141,406
9.7% – Total United States Government Treasury Obligations		$7,160,694
United States Government Agency Obligations
FHLMC Agency Note, 1.000% Due 07/25/2017	1,000,000	986,356
TVA Power Series 1997 Class E, 6.250% Due 12/15/2017	825,000	990,408
2.7% – Total United States Government Agency Obligations		$1,976,764
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	1,322,000	1,343,019
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	1,505,236	1,579,106
FHLMC CMO Series 2963 Class DM, 5.500% Due 08/15/2033	629,476	640,524
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	504,890	561,276
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,758,229	1,854,536
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042	457,740	469,426
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	774,200	849,484
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041	891,675	919,101
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	917,567	955,784

Fixed Income Securities	Face Value	Fair Value
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,462,680	1,502,448
14.5% – Total United States Government Agency Obligations – Mortgage Backed Securities		$10,674,704
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	241,984
0.3% – Total Certificates of Deposit		$241,984
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	813,834
Cincinnati Ohio General Obligation, 5.300% Due 12/01/2020	1,000,000	1,006,780
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	1,124,260
Kentucky Asset Liability Commission Revenue – Build America Bonds, 4.104% Due 04/01/2019	1,000,000	1,061,620
Kentucky Asset Liability Commission Revenue – Build America Bonds, 5.339% Due 04/01/2022	300,000	330,975
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	1,559,773
University of North Carolina Chapel Hill Hospital Revenue – Build America Bonds, 3.539% Due 02/01/2017	1,315,000	1,400,948
10.0% – Total Taxable Municipal Bonds		$7,298,190

The accompanying notes are an integral part of these financial statements.

9

JIC Institutional Bond Fund II
Portfolio of Investments as of June 30, 2013 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Non-Taxable Municipal Bonds
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2016	1,000,000	1,085,290
1.5% – Non-Total Taxable Municipal Bonds		$1,085,290
Total Fixed Income Securities 94.0%		$69,080,984
(Identified Cost $68,560,478)
Cash Equivalents	Shares
First American Government Obligation Fund, Class Z**	4,799,805	4,799,805
Total Cash Equivalents 6.5%		$4,799,805
(Identified Cost $4,799,805)
Total Portfolio Value 100.5%		$73,880,789
(Identified Cost $73,360,283)
Liabilities in Excess of Other Assets – 0.5%		$(411,322)
Total Net Assets 100%		$73,469,467
*	144A Restricted Security. The total fair value of such securities as of June 30, 2013 was $1,165,014 and represented 1.6% of net assets.
–	Northern Natural Gas Bond was purchased on October 12, 2012, for 1,223,180; price on June 30, 2013 was $116.501.
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

TVA – Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

10

JIC Institutional Bond Fund III
Portfolio of Investments as of June 30, 2013 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,000,000	$1,096,627
Axis Specialty Finance, 5.875% Due 06/01/2020	1,000,000	1,109,131
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,111,541
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,069,000	1,132,341
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,000,000	1,095,870
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/2021	1,300,000	1,374,140
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	500,000	569,545
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,094,318
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	997,751
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,241,728
Travelers Companies Inc. Senior Unsecured Notes, 5.900% Due 06/02/2019	451,000	537,188
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,140,000	1,057,519
Wells Fargo & Co. Senior Unsecured Notes, 4.600% Due 04/01/2021	1,300,000	1,416,626
18.8% – Total Finance		$13,834,325
Industrial
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	1,000,000	1,002,880
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,420,000	1,509,947
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,604,236
Enterprise Products Senior Unsecured Notes, 5.200% Due 09/01/2020	1,285,000	1,437,943
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	1,405,000	1,487,361

Fixed Income Securities	Face Value	Fair Value
General Electric Capital Corp. Senior Unsecured Notes, 4.650% Due 10/17/2021	500,000	530,381
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	850,000	854,870
Kellogg Co. Senior Unsecured Notes, 4.150% Due 11/15/2019	900,000	966,429
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	1,194,574
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,160,406
Procter & Gamble Co., 5.500% Due 02/01/2034	1,000,000	1,159,451
United Technologies Corp. Senior Unsecured Notes, 6.125% Due 02/01/2019	1,200,000	1,423,582
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	1,500,000	2,063,139
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	980,563
23.8% – Total Industrial		$17,375,762
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	787,107
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,715,634
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	425,000	487,533
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	400,000	419,382
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	800,000	906,631
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,000,000	1,165,014
Northest Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	485,316
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	556,557
Verizon Communications Senior Unsecured Notes, 3.500% Due 11/01/2021	1,500,000	1,506,611

The accompanying notes are an integral part of these financial statements.

11

JIC Institutional Bond Fund III
Portfolio of Investments as of June 30, 2013 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Virginia Electric & Power Co. Senior Unsecured Notes, 5.000% Due 06/30/2019	1,450,000	1,666,850
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,109,455
14.7% – Total Utilities		$10,806,090
United States Government Treasury Obligations
United States Treasury Bonds, 4.500% Due 02/15/2016	2,000,000	2,205,782
United States Treasury Notes, 2.750% Due 11/15/2042	2,000,000	1,724,376
United States Treasury Notes, 3.125% Due 02/15/2042	1,500,000	1,404,375
United States Treasury Notes, 3.750% Due 08/15/2041	300,000	316,734
United States Treasury Notes, 4.625% Due 02/15/2017	800,000	905,875
8.9% – Total United States Government Treasury Obligations		$6,557,142
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	1,322,000	1,343,019
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	441,778	491,117
FHLMC CMO Series 3289 Class ND, 5.500% Due 06/15/2035	421,897	434,113
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,758,228	1,854,536
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042	915,480	938,851
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	715,709	755,380
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	1,750,366	1,920,573
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041	891,675	919,101
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	854,696	940,806
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,706,461	1,752,855

Fixed Income Securities	Face Value	Fair Value
FNMA Partner Certificate Pool 889050, 5.000% Due 12/01/2019	1,384,990	1,533,820
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	736,668	807,687
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	917,567	955,784
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/2017	38,705	41,175
20.0% – Total United States Government Agency Obligations – Mortgage Backed Securities		$14,688,817
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	241,984
0.3% – Total Certificates of Deposit		$241,984
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	841,897
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	2,006,804
Kentucky Asset Liability Commission Revenue – Build America Bonds, 2.939% Due 04/01/2014	1,400,000	1,418,704
Miami University Ohio General Receipts Revenue – Build America Bonds, 5.263% Due 09/01/2018	1,000,000	1,098,380
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	990,795
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	937,644
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.667% Due 06/01/2018	1,000,000	1,091,810

The accompanying notes are an integral part of these financial statements.

12

JIC Institutional Bond Fund III
Portfolio of Investments as of June 30, 2013 - Unaudited

Fixed Income Securities	Face Value	Fair Value
11.4% Total Taxable Municipal Bonds		$8,386,034
Total Fixed Income Securities 97.9%		$71,890,154
(Identified Cost $72,535,313)
Cash Equivalents	Shares
First American Government Obligation Fund, Class Z*	2,171,986	2,171,986
Total Cash Equivalents 3.0%		$2,171,986
(Identified Cost $2,171,986)
Total Portfolio Value 100.9%		$74,062,140
(Identified Cost $73,707,299)
Liabilities in Excess of Other Assets – 0.9%		$(643,993)
Total Net Assets 100.0%		$73,418,147
*	144A Restricted Security. The total fair value of such securities as of June 30, 2013 was $1,165,014 and represented 1.6% of net assets.
–	Northern Natural Gas Bond was purchased on October 12, 2012, for 1,223,180; price on June 30, 2013 was $116.501.
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

TVA – Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

13

Johnson Enhanced Return Fund
Portfolio of Investments as of June 30, 2013 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
Allstate Corp. Senior Unsecured Notes, 6.200% Due 05/16/2014	1,000,000	$1,048,596
Aon Corp. Senior Unsecured Notes, 3.500% Due 09/30/2015	1,000,000	1,049,182
Axis Capital Holdings Senior Unsecured Notes, 5.750% Due 12/01/2014	1,392,000	1,475,443
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,000,000	1,091,922
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,500,000	1,696,616
Fifth Third Bancorp Senior Unsecured Notes, 5.450% Due 01/15/2017	1,000,000	1,095,870
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,000,000	1,038,600
Key Bank NA Subordinated Notes, 5.450% Due 03/03/2016	1,000,000	1,102,463
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,150,000	1,147,414
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,107,441
Prudential Financial Corp. Senior Unsecured Notes, 6.200% Due 01/15/2015	1,000,000	1,077,453
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,048,287
Wachovia Bank NA Subordinated Notes, 5.600% Due 03/15/2016	1,435,000	1,586,682
20.4% – Total Finance		$15,565,969
Industrial
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	900,000	1,026,043
Coca-Cola Co. Senior Unsecured Notes, 1.800% Due 09/01/2016	1,000,000	1,020,295
CR Bard Inc. Senior Unsecured Notes, 2.875% Due 01/15/2016	1,195,000	1,242,229
Eaton Corp. Senior Unsecured Notes 144A, 1.500% Due 11/02/2017*	1,000,000	970,716

Fixed Income Securities	Face Value	Fair Value
Emerson Electric Co. Senior Unsecured Notes, 5.000% Due 12/15/2014	1,000,000	1,062,341
General Electric Capital Corp., 5.400% Due 02/15/2017	2,000,000	2,228,830
General Mills Inc. Senior Unsecured Notes, 5.700% Due 02/15/2017	1,000,000	1,132,463
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	1,000,000	1,098,687
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,083,802
Kroger Co. Senior Unsecured Notes, 6.400% Due 08/15/2017	1,000,000	1,154,060
Norfolk Southern Corporation Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,160,406
Northwest Pipeline Senior Unsecured Notes, 7.000% Due 06/15/2016	1,000,000	1,155,161
Union Pacific Corp. Senior Unsecured Notes, 7.000% Due 02/01/2016	1,000,000	1,140,068
20.3% – Total Industrials		$15,475,101
Utilities
Alabama Power Co. Senior Unsecured Notes, 5.200% Due 01/15/2016	1,175,000	1,293,498
Alliant Energy Corp. Senior Unsecured Notes, 4.000% Due 10/15/2014	1,000,000	1,037,596
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,000,000	1,143,757
Duke Energy Corp. Senior Unsecured Notes, 6.300% Due 02/01/2014	815,000	841,061
Mid American Holdings Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,160,896
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	1,000,000	1,133,289
Northest Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	1,000,000	970,631
Verizon Communications Senior Unsecured Notes, 5.500% Due 04/01/2017	1,000,000	1,125,913

The accompanying notes are an integral part of these financial statements.

14

Johnson Enhanced Return Fund
Portfolio of Investments as of June 30, 2013 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 04/30/2018	1,395,000	1,611,200
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,420,000	1,595,265
15.6% – Total Utilities		$11,913,106
United States Government Treasury Obligations
United States Treasury Notes, 4.250% Due 08/15/2015	2,000,000	2,163,046
United States Treasury Notes, 4.500% Due 11/15/2015	4,000,000	4,379,064
8.6% – Total United States Government Treasury Obligations		$6,542,110
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 0.500% Due 06/20/2018	3,000,000	2,994,111
FHLMC, 2.500% Due 05/27/2016	3,500,000	3,675,297
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019	1,095,000	1,057,922
FNMA, 1.500% Due 10/14/2014	2,000,000	2,028,192
12.8% – Total United States Government Agency Obligations		$9,755,522
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	473,075	496,291
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041	891,675	919,101
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	2,197,065	2,219,710
FNMA CMO Pool 2006-54 Class PE, 6.000% Due 02/25/2033	20,001	20,039
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	2,320,715	2,458,007
GNMA Pool 726475, 4.000% Due 11/15/2024	783,146	834,310
GNMA Pool 728920, 4.000% Due 12/15/2024	1,235,956	1,316,703
10.8% – Total United States Government Agency Obligations – Mortgage Backed Securities		$8,264,161

Fixed Income Securities	Face Value	Fair Value
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	238,602
0.3% – Total Certificates of Deposit		$238,602
Taxable Municipal Bonds
Campbell Kenton & Boone Counties Kentucky Sanitation Dist. Revenue – Build America Bonds, 3.500% Due 08/01/2013	380,000	380,847
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,000,000	1,068,460
Ohio Higher Education Facilities Commission – Cleveland Clinic Health System, 2.731% Due 01/01/2017	1,000,000	1,033,800
3.3% – Total Municipal Bonds		$2,483,107
Total Fixed Income Securities 92.1%		$70,237,678
(Identified Cost $70,448,775)

Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z**	3,132,679	3,132,679
Total Cash Equivalents 4.1%		$3,132,679
(Identified Cost $3,132,679)
Total Portfolio Value 96.2%		$73,370,357
(Identified Cost $73,581,454)
Other Assets in Excess of Liabilities 3.8%		$2,935,406
Total Net Assets: 100.0%		$76,305,763

Futures Contracts	Long Contracts	Unrealized Depreciation
E-mini Standard & Poor's 500 expiring September 2013 (50 units per contract)	947	$(1,621,785)
(Notional Value of $76,057,358)
*	144A Restricted Security. The total fair value of such securities as of June 30, 2013 was $970,716 and represented 1.3% of net assets.
–	Eaton Corporation Bond was purchased on November 14, 2012, for $1,000,860; price on June 30, 2013 was $97.072.
**	Variable Rate Security; as of June 30, 2013, the 7 day yield was 0.02%.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FNMA – Federal National Mortgage Association

FHLMC – Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.

15

JOHNSON MUTUAL FUNDS
June 30, 2013 – Unaudited

STATEMENTS OF ASSETS AND LIABILITIES

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$69,791,722	$73,880,789	$74,062,140	$73,370,357
Cash	—	—	—	26,914
Cash Held at Broker	—	—	—	3,645,950
Receivable from Broker at Fair Value	—	—	—	179,726
Interest Receivable	574,321	637,369	717,028	708,663
Total Assets	$70,366,043	$74,518,158	$74,779,168	$77,931,610
Liabilities:
Accrued Management Fee	$14,012	$14,671	$14,698	$21,658
Payable for Variation Margin on Futures Contracts	—	—	—	345,655
Investment Securities Purchased	—	1,034,020	1,346,323	1,258,534
Total Liabilities	$14,012	$1,048,691	$1,361,021	$1,625,847
Net Assets	$70,352,031	$73,469,467	$73,418,147	$76,305,763
Net Assets Consist of:
Paid in Capital	$70,388,475	$71,635,019	$71,288,482	$68,424,540
Accumulated Net Investment Income	3,134	2,362	1,794	3,239
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	83,228	1,311,580	1,773,030	(217,641)
Net Unrealized Gain(Loss) on Investments	(122,806)	520,506	354,841	(211,097)
Net Unrealized Gain on Futures Contracts	—	—	—	8,306,722
Net Assets	$70,352,031	$73,469,467	$73,418,147	$76,305,763
Shares Outstanding (Unlimited Amount Authorized)	4,685,117	4,672,253	4,621,390	4,406,058
Offering, Redemption and Net Asset Value Per Share	$15.02	$15.72	$15.89	$17.32
*Identified Cost of Investment Securities	$69,914,528	$73,360,283	$73,707,299	$73,581,454

The accompanying notes are an integral part of these financial statements.

16

JOHNSON MUTUAL FUNDS
June 30, 2013 - Unaudited

STATEMENTS OF OPERATIONS

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
	Six Months Ended 6/30/2013	Six Months Ended 6/30/2013	Six Months Ended 6/30/2013	Six Months Ended 6/30/2013
Investment Income:
Interest	$652,885	$1,156,200	$1,220,992	$618,559
Expenses:
Gross Management Fee	$104,873	$110,210	$110,944	$356,269
Management Fee Waiver (Note #4)	(17,844)	(18,752)	(18,877)	(231,575)
Net Expenses	$87,029	$91,458	$92,067	$124,694
Net Investment Income	$565,856	$1,064,742	$1,128,925	$493,865
Net Realized Gain from Security Transactions	$83,228	$1,311,580	$1,773,030	$46,859
Net Realized Gain from Futures Contracts	—	—	—	0
Increase in Due from Broker (See Note 3)	—	—	—	—
Net Unrealized Change on Investments	(1,272,037)	(3,729,267)	(4,696,394)	(1,078,450)
Net Unrealized Change on Futures Contracts	—	—	—	8,636,682
Net Gain on Investments	$(1,188,809)	$(2,417,687)	$(2,923,364)	$7,605,091
Net Change in Net Assets from Operations	$(622,953)	$(1,352,945)	$(1,794,439)	$8,090,956

The accompanying notes are an integral part of these financial statements.

17

JOHNSON MUTUAL FUNDS
June 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Six Months Ended 6/30/2013*	Year Ended 12/31/2012	Six Months Ended 6/30/2013*	Year Ended 12/31/2012	Six Months Ended 6/30/2013*	Year Ended 12/31/2012	Six Months Ended 6/30/2013*	Year Ended 12/31/2012
Operations:
Net Investment Income	$565,856	$1,420,076	$1,064,742	$2,273,414	$1,128,925	$2,264,066	$493,865	$913,064
Net Realized Gain from Security Transactions	83,228	179,011	1,311,580	207,826	1,773,030	1,230,332	46,859	290,945
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	—	9,536,186
Increase in Due from Broker (See Note 3)	—	—	—	—	—	—	—	65,085
Net Unrealized Change on Investments	(1,272,037)	(11,580)	(3,729,267)	782,714	(4,696,394)	(206,569)	(1,078,450)	362,483
Net Unrealized Change on Futures Contracts	—	—	—	—	—	—	8,636,682	(1,265,128)
Net Change in Net Assets from Operations	$(622,953)	$1,587,507	$(1,352,945)	$3,263,954	$(1,794,439)	$3,287,829	$8,098,956	$9,902,635
Distributions to Shareholders:
Net Investment Income	$(562,722)	$(1,427,187)	$(1,062,380)	$(2,286,220)	$(1,127,131)	$(2,265,222)	$(490,627)	$(919,227)
Net Realized Gain from
Security Transactions	0	(173,593)	0	(199,123)	0	(1,240,425)	0	(684,428)
Net Change in Net Assets from Distributions	$(562,722)	$(1,600,780)	$(1,062,380)	$(2,485,343)	$(1,127,131)	$(3,505,647)	$(490,627)	$(1,603,655)
Capital Share Transactions:
Proceeds From Sale of Shares	$4,447,169	$10,730,293	$4,926,063	$12,072,169	$5,976,697	$18,496,583	$4,756,067	$15,840,021
Net Asset Value of Shares Issued on
Reinvestment of Distributions	39,855	279,949	71,882	346,392	0	1,240,425	468,260	1,551,072
Cost of Shares Redeemed	(3,032,189)	(8,350,003)	(2,741,739)	(7,609,153)	(3,184,792)	(6,544,001)	(1,720,367)	(11,686,640)
Net Change in Net Assets from Capital Share Transactions	$1,454,835	$2,660,239	$2,256,206	$4,809,408	$2,791,905	$13,193,007	$3,503,960	$5,704,453
Net Change in Net Assets	$269,160	$2,646,966	$(159,119)	$5,588,019	$(129,665)	$12,975,189	$11,176,140	$14,066,930
Net Assets at Beginning of Year	$70,082,871	$67,435,905	$73,628,586	$68,040,567	$73,547,812	$60,572,623	$65,193,473	$51,126,543
Net Assets at End of Year	$70,352,031	$70,082,871	$73,469,467	$73,628,586	$73,418,147	$73,547,812	$76,305,763	$65,193,473
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$—	$—	$—	$—	$—	$—	$—	$—
*	– Unaudited

The accompanying notes are an integral part of these financial statements.

18

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$15.27		$15.27	$15.27	$15.28	$15.01	$14.84
Operations:
Net Investment Income	0.12		0.32	0.36	0.50	0.61	0.62
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.25)		0.04	0.03	(0.01)	0.26	0.17
Total Operations	$(0.13)		$0.36	$0.39	$0.49	$0.87	$0.79
Distributions:
Net Investment Income	(0.12)		(0.32)	(0.37)	(0.50)	(0.60)	(0.62)
Net Realized Capital Gains	—		(0.04)	(0.02)	—	—	—
Total Distributions	$(0.12)		$(0.36)	$(0.39)	$(0.50)	$(0.60)	$(0.62)
Net Asset Value at End of Period	$15.02		$15.27	$15.27	$15.27	$15.28	$15.01
Total Return(a)	(0.85	%)(b)	2.35%	2.56%	3.28%	5.89%	5.47%
Net Assets End of Period (Millions)	$70.35		$70.08	$67.44	$61.71	$54.92	$53.41
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.25	%(d)	0.26%	0.27%	0.29%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.56	%(d)	2.02%	2.33%	3.26%	3.98%	4.11%
Average Net Assets after Waiver	1.61	%(d)	2.06%	2.36%	3.27%	3.99%	4.14%
Portfolio Turnover Rate	44.12	%(b)	43.98%	37.61%	38.27%	29.96%	29.25%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2013, 2012, 2011, 2010, 2009, and 2008, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.26%, 0.27%, 0.29%, 0.29%, and 0.27%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2014. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$16.24		$16.06	$15.86	$15.72	$15.59	$15.26
Operations:
Net Investment Income	0.23		0.52	0.56	0.64	0.71	0.69
Net Gains on Securities (Realized and Unrealized)	(0.52)		0.22	0.33	0.33	0.27	0.33
Total Operations	$(0.29)		$0.74	$0.89	$0.97	$0.98	$1.02
Distributions:
Net Investment Income	(0.23)		(0.52)	(0.57)	(0.64)	(0.70)	(0.69)
Net Realized Capital Gains	—		(0.04)	(0.12)	(0.19)	(0.15)	—
Total Distributions	$(0.23)		$(0.56)	$(0.69)	$(0.83)	$(0.85)	$(0.69)
Net Asset Value at End of Period	$15.72		$16.24	$16.06	$15.86	$15.72	$15.59
Total Return(a)	(1.81	%)(b)	4.70%	5.66%	6.19%	6.43%	6.89%
Net Assets End of Period (Millions)	$73.47		$73.63	$68.04	$61.36	$54.69	$54.65
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.25	%(d)	0.26%	0.27%	0.29%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.84	%(d)	3.05%	3.45%	3.94%	4.48%	4.42%
Average Net Assets after Waiver	2.89	%(d)	3.09%	3.48%	3.95%	4.49%	4.45%
Portfolio Turnover Rate	46.17	%(b)	21.08%	26.91%	29.19%	24.75%	13.24%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2013, 2012, 2011, 2010, 2009, and 2008, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.26%, 0.27%, 0.29%, 0.29%, and 0.27%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2014. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

20

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2013*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$16.52		$16.54	$16.03	$15.71	$15.64	$15.40
Operations:
Net Investment Income	0.25		0.56	0.64	0.70	0.74	0.75
Net Gains on Securities (Realized and Unrealized)	(0.63)		0.26	0.70	0.47	0.33	0.42
Total Operations	$(0.38)		$0.82	$1.34	$1.17	$1.07	$1.17
Distributions:
Net Investment Income	(0.25)		(0.56)	(0.67)	(0.70)	(0.74)	(0.75)
Net Realized Capital Gains	—		(0.28)	(0.16)	(0.15)	(0.26)	(0.18)
Total Distributions	$(0.25)		$(0.84)	$(0.83)	$(0.85)	$(1.00)	$(0.93)
Net Asset Value at End of Period	$15.89		$16.52	$16.54	$16.03	$15.71	$15.64
Total Return(a)	(2.35	%)(b)	5.05%	8.51%	7.54%	7.07%	7.89%
Net Assets End of Period (Millions)	$73.42		$73.55	$60.57	$55.03	$52.41	$52.93
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.25	%(d)	0.26%	0.27%	0.29%	0.29%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.99	%(d)	3.19%	3.87%	4.30%	4.68%	4.80%
Average Net Assets after Waiver	3.04	%(d)	3.23%	3.90%	4.31%	4.69%	4.83%
Portfolio Turnover Rate	47.72	%(b)	23.33%	20.08%	23.39%	20.09%	12.59%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2013, 2012, 2011, 2010, 2009, and 2008, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.26%, 0.27%, 0.29%, 0.29%, and 0.27%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2014. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2012*		Year Ended December 31
			2012	2011	2010	2009	2008
Net Asset Value Beginning of Period	$15.50		$13.43	$13.30	$11.61	$9.00	$15.03
Operations:
Net Investment Income	0.11		0.23	0.29	0.31	0.28	0.50
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	1.82		2.24	0.13	1.69	2.61	(6.03)
Total Operations	$1.93		$2.47	$0.42	$2.00	$2.89	$(5.53)
Distributions:
Net Investment Income	(0.11)		(0.23)	(0.29)	(0.31)	(0.28)	(0.50)
Net Realized Capital Gains	—		(0.17)	—	—	—	—
Total Distributions	$(0.11)		$(0.40)	$(0.29)	$(0.31)	$(0.28)	$(0.50)
Net Asset Value at End of Period	$17.32		$15.50	$13.43	$13.30	$11.61	$9.00
Total Return(a)	12.48	%(b)	18.43%	3.16%	17.56%	32.65%	(37.58% )
Net Assets End of Period (Millions)	$76.31		$65.19	$51.13	$49.26	$42.65	$37.32
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.73	%(d)	0.85%	1.48%	1.89%	2.13%	3.40%
Average Net Assets after Waiver	1.38	%(d)	1.50%	2.13%	2.54%	2.78%	4.05%
Portfolio Turnover Rate	17.64	%(b)	49.63%	68.09%	48.42%	42.04%	35.06%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

22

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 – Unaudited

1)     Organization

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Index, over a full market cycle.

2)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Generally Accepted Accounting Principles in the United States (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads

23

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 - Unaudited

2)     Security Valuation and Transactions, continued

adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

Sovereign Bonds. Sovereign bonds are generally valued at prices obtained from pricing vendors. Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2013:

JIC Institutional Bond Fund I	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$15,545,236	$—	$15,545,236
Industrial	—	15,840,359	—	15,840,359
Utilities	—	7,619,212	—	7,619,212
U.S. Treasury Obligations	—	4,254,814	—	4,254,814
U.S. Agency Obligations	—	7,111,756	—	7,111,756
U.S. Agency Obligations – Mortgage-Backed	—	6,849,895	—	6,849,895
Certificates of Deposit	—	238,602	—	238,602
Taxable Municipal Bonds	—	8,623,018	—	8,623,018
Cash Equivalents	3,708,829	—	—	3,708,829
Total	$3,708,829	$66,082,892	$—	$69,791,721

24

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 - Unaudited

2)     Security Valuation and Transactions, continued

JIC Institutional Bond Fund II	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$15,982,429	$—	$15,982,429
Industrial	—	15,895,774	—	15,895,774
Utilities	—	8,765,155	—	8,765,155
U.S. Treasury Obligations	—	7,160,694	—	7,160,694
U.S. Agency Obligations	—	1,976,764	—	1,976,764
U.S. Agency Obligations – Mortgage-Backed	—	10,674,704	—	10,674,704
Certificates of Deposit	—	241,984	—	241,984
Taxable Municipal Bonds	—	7,298,190	—	7,298,190
Non-Taxable Municipal Bonds	—	1,085,290	—	1,085,290
Cash Equivalents	4,799,805	—	—	4,799,805
Total	$4,799,805	$69,080,984	$—	$73,880,789

JIC Institutional Bond Fund III	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$13,834,325	$—	$13,834,325
Industrial	—	17,375,762	—	$17,375,762
Utilities	—	10,806,090	—	$10,806,090
U.S. Treasury Obligations	—	6,557,142	—	$6,557,142
U.S. Agency Obligations – Mortgage-Backed	—	14,688,817	—	$14,688,817
Certificates of Deposit	—	241,984	—	$241,984
Taxable Municipal Bonds	—	8,386,034	—	$8,386,034
Cash Equivalents	2,171,986	—	—	2,171,986
Total	$2,171,986	$71,890,154	$—	$74,062,140

Johnson Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$15,565,969	$—	$15,565,969
Industrial	—	15,475,101	—	15,475,101
Utilities	—	11,913,106	—	11,913,106
U.S. Treasury Obligations	—	6,542,110	—	6,542,110
U.S. Agency Obligations	—	9,755,522	—	9,755,522
U.S. Agency Obligations – Mortgage-Backed	—	8,264,161	—	8,264,161
Certificates of Deposit	—	238,602	—	238,602
Taxable Municipal Bonds	—	2,483,107	—	2,483,107
Cash Equivalents	3,132,679	—	—	3,132,679
Sub-Total	$3,132,679	$70,237,678	$—	$73,370,357
Other Financial Instruments*	(1,621,785)	—	—	(1,621,785)
Total	$1,510,894	$70,237,678	$—	$71,748,572

*	Other financial instruments are futures contracts not reflected in the Portfolio of Investments, and are reflected at the net unrealized depreciation on the futures contracts.

25

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 - Unaudited

2)     Security Valuation and Transactions, continued

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six month period ended June 30, 2013, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

3)    Summary of Significant Accounting Policies

Financial Futures Contracts:

The Johnson Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Fund enters into S&P 500 Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are held until it is time to roll into the next contracts. The average daily notional value for the six month period ended June 30, 2013 was $68,376,276. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

As of June 30, 2013, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal. Net variation margin payable on futures contracts as of June 30, 2013 was $345,655.

As of June 30, 2013, Receivable from Broker at Fair Value represents cash collateral due from MF Global. MF Global, the previous Futures Commodity Merchant (“FCM”) for the S&P 500 Futures Contracts held by the Johnson Enhanced Return Fund, declared bankruptcy on November 1, 2011. As part of the bankruptcy proceedings, R.J. O’Brien was appointed by the Commodities Futures Trading Commission as the new FCM for the Enhanced Return Fund. Subsequent to the bankruptcy filing, the Fund received the majority of its assets previously held with MF Global. However, the amounts yet to be returned, amounting to $329,531, may not be recovered due to MF Global’s insolvency issues. While a claim for the cash collateral has been filed with the MF Global Trustees, it is not certain as to how much the Fund may ultimately receive. Based on market information available as of June 30, 2013, the Adviser estimated the amount reasonably expected to be collected to be $179,726, and accordingly adjusted its estimate of the allowance for uncollectible amounts due from broker by $65,085, which is shown separately on the Statements of Operations. The Adviser will continue to monitor the situation as information becomes available. Actual losses could be greater than those estimated above.

Offsetting Assets and Liabilities

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. During the period ended June 30, 2013, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities. There are no amounts netted with that payable.

				Gross Amount not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Futures
Contracts	345,655	—	345,655	—	345,655	—
	345,655		345,655	—	345,655	—

26

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 - Unaudited

3)    Summary of Significant Accounting Policies, continued

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the six month period ended June, 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2012, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
JIC Institutional Bond Fund I	$(1,693)	$7,111	$(5,418)
JIC Institutional Bond Fund II	(3,319)	82,416	(79,097)
JIC Institutional Bond Fund III	(9,866)	82,014	(72,148)
Johnson Enhanced Return Fund	(690,568)	6,163	684,405

4)    Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30%, (before the contractual waiver described below) of the Fund's average daily net assets, which is accrued daily and paid monthly. Effective May 1, 2013, the Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

27

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 - Unaudited

4)    Investment Advisory Agreement, continued

The Adviser received management fees for the six month period ended June 30, 2013 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%. The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after April 30, 2014. The Adviser contractually waived part of the management fees for the Johnson Enhanced Return Fund, as indicated below through April 30, 2013. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35% for the Enhanced Return Fund.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable as of June 30, 2013
JIC Institutional Bond Fund I	0.30%	0.05%	0.25%	$87,029	$17,844	$14,012
JIC Institutional Bond Fund II	0.30%	0.05%	0.25%	$91,458	$18,752	$14,671
JIC Institutional Bond Fund III	0.30%	0.05%	0.25%	$92,067	$18,877	$14,698
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$124,694	$231,575	$21,658

5)    Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $19,000 for the six month period ended June 30, 2013, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2013, Covie and Company owned in aggregate 92.93% of the JIC Institutional Bond Fund I, 93.27% of the JIC Institutional Bond Fund II, and 100% of the JIC Institutional Bond Fund III. At June 30, 2013, client accounts managed by the Adviser, with full advisory discretion, held in aggregate 74.34% of the Johnson Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

6)    Purchases and Sales of Securities

For the six month period ended June 30, 2013, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$30,552,404	$29,970,550	$—	$—
JIC Institutional Bond Fund II	33,113,073	33,200,127	51,799	—
JIC Institutional Bond Fund III	36,428,200	32,648,969	1,838,984	2,226,535
Johnson Enhanced Return Fund	24,661,411	12,049,770	2,200,781	—

28

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 - Unaudited

7)    Capital Share Transactions

As of June 30, 2013, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	6 Months ended 6/30/2013	Year ended 12/31/2012	6 Months ended 6/30/2013	Year ended 12/31/2012	6 Months ended 6/30/2013	Year ended 12/31/2012	6 Months ended 6/30/2013	Year ended 12/31/2012
Shares Sold to Investors	291,709	699,758	304,629	741,760	363,943	1,103,935	273,447	1,061,176
Shares Issued on Reinvestment of Dividends	2,623	18,318	4,469	21,321	—	75,086	27,187	102,928
Subtotal	294,332	718,076	309,098	763,081	363,943	1,179,021	300,634	1,164,104
Shares Redeemed	(198,872)	(544,439)	(169,403)	(467,522)	(194,033)	(390,041)	(101,026)	(765,381)
Net Increase During Year	95,460	173,637	139,695	295,559	169,910	788,980	199,608	398,723
Shares Outstanding:
Beginning of Year	4,589,657	4,416,020	4,532,558	4,236,999	4,451,480	3,662,500	4,206,450	3,807,727
End of Year	4,685,117	4,589,657	4,672,253	4,532,558	4,621,390	4,451,480	4,406,058	4,206,450

8)    Security Transactions

For Federal income tax purposes, the cost of investment securities owned on June 30, 2013 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund. As of June 30, 2013, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$69,914,528	$632,022	$754,828	$(122,806)
JIC Institutional Bond Fund II	73,360,283	1,782,935	1,262,429	520,506
JIC Institutional Bond Fund III	73,707,299	1,842,996	1,488,155	354,841
Johnson Enhanced Return Fund	73,581,454	482,816	693,913	(211,097)

9)    Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

29

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2013 - Unaudited

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
JIC Institutional Bond Fund I	2012	1,422,438	176,649	—	1,693	1,600,780
	2013	562,722	—	—	—	562,722
JIC Institutional Bond Fund II	2012	2,284,203	174,691	23,130	3,319	2,485,343
	2013	1,062,380	—	—	—	1,062,380
JIC Institutional Bond Fund III	2012	2,267,216	1,166,444	62,119	9,868	3,505,647
	2013	1,127,131	—	—	—	1,127,131
Johnson Enhanced Return Fund	2012	1,603,655	—	—	—	1,603,655
	2013	490,627	—	—	—	490,627

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers	Long-Term Capital Gain	Unrealized Appreciation	Other Accumulated Losses	Total Distributable Income on a Tax Basis
JIC Institutional Bond Fund I	$—	$—	$—	$1,149,231	$—	$1,149,231
JIC Institutional Bond Fund II	—	—	—	4,249,773	—	4,249,773
JIC Institutional Bond Fund III	—	—	—	5,051,235	—	5,051,235
Johnson Enhanced Return Fund	—	(444,630)*	—	867,353	(149,830)	272,893

*	Expire in 2016.

11)  Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

12)    Subsequent Events

On August 28, 2013, the Trust held a Special Meeting of Shareholders, for the purpose of electing the Board of Trustees for the Trust and each of its series of Funds. The outcome of the proxy vote and meeting was the election of the following individuals to the Board of Trustees: returning members, Ronald H. McSwain, Kenneth S. Shull, John R. Green, James J. Berrens, and Timothy E. Johnson, and new member Jeri B. Ricketts.

30

DISCLOSURE OF EXPENSES
June 30, 2013 (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2012 and held through June 30, 2013.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses Paid During Period* January 1, 2013 – June 30, 2013
JIC Institutional Bond Fund I
Actual	$1,000.00	$991.49	$1.19
Hypothetical	$1,000.00	$1,023.60	$1.22
JIC Institutional Bond Fund II
Actual	$1,000.00	$981.94	$1.18
Hypothetical	$1,000.00	$1,023.60	$1.22
JIC Institutional Bond Fund III
Actual	$1,000.00	$976.48	$1.18
Hypothetical	$1,000.00	$1,023.60	$1.22
Johnson Enhanced Return Fund
Actual	$1,000.00	$1,125.56	$1.84
Hypothetical	$1,000.00	$1,023.06	$1.78

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.28%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

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REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENT

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 29, 2013. In considering the continuance of the Management Agreements, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of the services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The Trustees reviewed information prepared by the Adviser; discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers, performance for various periods ended March 31, 2013, profitability of each Fund to the Adviser, economies of scale and compliance.

As to the performance of the Funds, the Trustees considered the performance data presented by the Adviser through March 31, 2013. Each report showed the relevant Fund’s performance over the prior 3-month, 1-year, 3-year, and longer periods as applicable through March 31, 2013. Information regarding each Fund's performance was compared to a group of funds of similar size, style and objective (the“Peer Group”) and the Fund’s benchmark index. The Trustees also considered the percentile ranking by Morningstar category for each of the Funds.

The Trustees reviewed each of the Funds individually. The Trustees noted that each of the Institutional Funds continues to perform well relative to its peers and the relevant Index. The JIC Institutional Fund I had positive returns, outperforming Merrill Lynch 1-3 Year US Govt/Corp Index for the 1-year, 3-year and 5-year periods, but underperforming the Lipper Short Investment Grade Debt Peer Index for the recent quarter and 1-year period. The JIC Institutional Bond II Fund experienced similar success, compared to Merrill Lynch 3-5 Year US Govt/Corp Index and Lipper Short-Intermediate Investment Grade Index average over the 3-month, 3-year and 5-year periods, and only lagging Lipper slightly for the 1-year period. JIC Institutional Bond III outperformed the Barclays US Aggregate Index over all periods and in-line with or above the Lipper Intermediate Investment Grade Index for the 3-month, 3-year and 5-year periods. The Enhanced Return Fund outperformed its benchmark, the S&P 500 Index, in the 3-month, 1-year, 3-year, 5-year and 7-year periods. The Board also noted that the Enhanced Return Fund was a 5 Star Morningstar Fund. The Board concluded the performance of the Enhanced Return Fund was acceptable. The Trustees concluded the performance for all four of these funds were reasonable and met the Board’s expectations.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel and analyzed the Adviser's experience and capabilities. A representative of the Adviser summarized for the Board information provided and discussed the Adviser’s investment management experience. The Board considered that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes 4 institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted they are extremely satisfied with the services being provided to the Funds by the Adviser, and its responsiveness to Board requests. They cited the implementation of a watchlist to help track the performance of the Funds and easily identify where there may be any potential problems. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and noted the competency and values of the management team. With respect to compliance, the Trustees discussed the Adviser’s robust compliance program and the resources directed to compliance — noting the Trust has never been the subject of any litigation or administrative action. The Adviser provided an overview of the Adviser’s financial status and reported that the business of the Adviser is healthy. It was the consensus of the Trustees, including the Independent Trustees, that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent. The Trustees also concluded that the Adviser has the resources to continue to provide quality advisory services to the Funds.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2012 by each Fund, compared to Peer Group averages and in total dollars. The Trustees also reviewed a report which included a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe and a report comparing the management fees paid by each Fund against management fees paid by comparable funds with a similar investment objective as of March 31, 2013. In the case of all Funds, fees charged were well below the mean while the Fixed Income was just slightly below the mean. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, the voluntary fee waivers that were in effect during the period and considered each, noting that in the case of the Enhanced Return Fund, the Adviser permanently reduced its management fees effective May 1, 2013.. The Trustees also discussed the profitability of the Funds to the Adviser and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis.

32

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENT

The Trustees next considered economies of scale. The Trustees considered that because the Funds were clearly among the lower end of expense ratios paid by funds in their peer group, and given the size of the Funds and other data, that there were no excessive profits being derived from the Funds. The Trustees indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, the Trustees would consider requesting break points in the advisory fees in recognition of certain economies of scale that might be realized by the Adviser. The Trustees concluded that no breakpoints or additional fee reductions are necessary at this time.

The Trustees concluded the performance of each of the Funds was acceptable. They concluded that the nature and extent of services provided by the Adviser continue to be high quality services, provided on a cost-effective basis and the services are consistent with the Board’s expectations. The Trustees also concluded that the Adviser has sufficient resources to provide, and had provided high quality advisory services to the Funds. The Board agreed that that the fees paid pursuant to the Management Agreements were reasonable and that the fees earned by the Adviser were reasonable when considering the amount of time spent managing and excellent services provided to each of the Funds. The Trustees noted that the Adviser indicated that it would consider adding breakpoints or further fee reductions in the future as each of the Funds grow. It was the consensus of the Trustees, including the Independent Trustees, that the Management Fee structure is reasonable and that renewal of the Management Agreements is in the best interests of each of the Funds and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

33

ADDITIONAL INFORMATION
June 30, 2013 (Unaudited)

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

34

TRUSTEES AND OFFICERS
June 30, 2013 (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (71) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	11	None
Independent Trustees
Ronald H. McSwain (70) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
Kenneth S. Shull (84) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired from The Procter & Gamble Company	11	None
John R. Green (71) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (47) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None

35

TRUSTEES AND OFFICERS
June 30, 2013 (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (54) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (49) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (47) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (41) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

36

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 16, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3) Not applicable

(b) Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Timothy E. Johnson

Timothy E. Johnson, President

Date September 10, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Timothy E. Johnson

Timothy E. Johnson, President

Date September 10, 2013

By /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 10, 2013

* Print the name and title of each signing officer under his or her signature.